                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sect. 240.14a-11(c) or Sect. 240.14a-12

                            MIMLIC Series Fund, Inc.
                (Name of Registrant as Specified In Its Charter)

                                Donald F. Gruber
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

     1)   Title of each class of securities to which transaction applies:
     ...........................................................................

     2)   Aggregate number of securities to which transaction applies:
     ...........................................................................


     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     ...........................................................................

     4)   Proposed maximum aggregate value of transaction:
     ...........................................................................

     5)   Total fee paid:
     ...........................................................................

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:  $
     ...........................................................................
     2)   Form, Schedule or Registration Statement No.:
     ...........................................................................
     3)   Filing Party:
     ...........................................................................
     4)   Date Filed:
     ...........................................................................

                            MIMLIC SERIES FUND, INC.
                            400 ROBERT STREET NORTH
                             SAINT PAUL, MINNESOTA
                            ------------------------

                          NOTICE OF REGULAR MEETING OF
                  SHAREHOLDERS OF THE MIMLIC SERIES FUND, INC.
                                 APRIL 24, 1997

                            ------------------------

    NOTICE IS HEREBY GIVEN that a Regular Meeting of the shareholders of the MIMLIC Series Fund, Inc. (the "Fund") will be held at the principal office of the Fund, 400 Robert Street North, Saint Paul, Minnesota, at 9:30 a.m., Thursday, April 24, 1997, for the following purposes:

    (1) the approval or disapproval of the recommendation of five nominees to be elected to the Board of Directors at such regular meeting: Charles E. Arner, Ellen S. Berscheid, Ralph D. Ebbott, Frederick P. Feuerherm and Paul H. Gooding.

    (2) the ratification or rejection of the selection of KPMG Peat Marwick LLP as the independent certified public accountant for the year ending December 31, 1997.

    (3) the recommendation to shareholders of the MIMLIC Series Fund, Inc. that they approve the amendment to Article I of the Articles of Incorporation, changing the name of the Fund from MIMLIC Series Fund, Inc. to Advantus Series Fund, Inc.

    (4) the recommendation to shareholders of the MIMLIC Series Fund, Inc. that they approve the amendment to Article IV of the Articles of Incorporation increasing the total number of shares authorized for issue in the Fund and establishing share allocation among the existing Portfolios.

    (5) the recommendation to shareholders of the MIMLIC Series Fund, Inc. that they approve the Investment Advisory Agreement by and between MIMLIC Series Fund, Inc. and Advantus Capital Management, Inc., as approved by the Directors of the Fund on January 14, 1997. APPROVAL OF THIS PROPOSAL WILL NOT RESULT IN ANY INCREASE IN THE FEES AND EXPENSES INCURRED BY ANY PORTFOLIO OR THE FUND.

    (6) the recommendation to shareholders that the proposed Manager of Managers Structure be approved by shareholders of the Fund and its Portfolios, as approved by the Directors of the Fund on January 14, 1997.

    (7) the recommendation to shareholders of the Capital Appreciation Portfolio that they approve the Investment Sub-Advisory Agreement by and between Advantus Capital Management, Inc. and Winslow Capital Management, Inc. APPROVAL OF THIS PROPOSAL WILL NOT RESULT IN ANY INCREASE IN THE FEES AND EXPENSES INCURRED BY THE PORTFOLIO OR THE FUND.

    (8) the recommendation to shareholders of the International Stock Portfolio that they approve the Investment Sub-Advisory Agreement by and between Advantus Capital Management, Inc. and Templeton Investment Counsel, Inc. APPROVAL OF THIS PROPOSAL WILL NOT RESULT IN ANY INCREASE IN THE FEES AND EXPENSES INCURRED BY THE PORTFOLIO OR THE FUND.

    Pursuant to the Bylaws of the Fund and a resolution of the Board of Directors, the number of votes which each shareholder of the Portfolio may cast will be determined as of March 3, 1997. To be entitled to vote, an otherwise qualified shareholder must have been a shareholder of the Portfolio on March 3, 1997, the record date. The number of votes to which you are entitled is shown on the enclosed form of proxy.

    WHETHER OR NOT YOU PLAN TO ATTEND THE REGULAR MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY. If you do attend the meeting, you may revoke the Proxy and vote in person. THE DIRECTORS RECOMMEND THAT VOTES BE CAST IN FAVOR OF THE PROPOSALS.

                                          Paul H. Gooding
                                          PRESIDENT

Saint Paul, Minnesota
March 10, 1997

                            MIMLIC SERIES FUND, INC.

                            ------------------------

                                PROXY STATEMENT

                        REGULAR MEETING OF SHAREHOLDERS

                                 APRIL 24, 1997

                            ------------------------

THE MEETING

    The accompanying Proxy is solicited on behalf of the Board of Directors of MIMLIC Series Fund, Inc. (the "Fund"), 400 Robert Street North, Saint Paul, Minnesota 55101-2098, to be voted at a Regular Meeting of shareholders of the Fund and of several of its Portfolios to be held on April 24, 1997, at 9:30 a.m. and at any adjournment thereof (the "Meeting"). A number of proposals, described further below, are to be voted upon at this meeting. THE DIRECTORS RECOMMEND THAT VOTES BE CAST IN FAVOR OF THE PROPOSALS.

    This Proxy Statement and accompanying Proxy are being mailed commencing approximately March 10, 1997, or as soon thereafter as is practicable, to contract owners entitled to instruct The Minnesota Mutual Life Insurance Company ("Minnesota Mutual") as to how certain shares held in Minnesota Mutual's separate accounts should be voted at the Meeting. The cost of Proxy solicitation, including the cost of preparing and mailing the Notice of Regular Meeting of shareholders and this Proxy Statement, will be paid by the Fund. Representatives of the Fund or MIMLIC Asset Management Company ("MIMLIC Management") may, without cost to the Fund, solicit Proxies for the management of the Fund by means of mail, telephone or personal interview.

    Only Portfolio shareholders of record on March 3, 1997, may vote at the Meeting. As of that date, the Portfolios of the Fund had the following number of shares, at $.01 par value, issued and outstanding:

PORTFOLIO                               SHARES OUTSTANDING
-----------------------------------  ------------------------
Growth.............................
Bond...............................
Money Market.......................
Asset Allocation...................
Mortgage Securities................
Index 500..........................
Capital Appreciation...............
International Stock................
Small Company......................
Value Stock........................
Maturing Government Bond--
  1998 Portfolio...................
  2002 Portfolio...................
  2006 Portfolio...................
  2010 Portfolio...................

    As a general matter, all shares of all portfolios of the Fund have equal voting rights, except that only shares of a particular portfolio are entitled to vote upon certain matters pertaining only to that portfolio. Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, certain matters approved by a vote of all Fund shareholders may not be binding on a portfolio whose shareholders have not approved such matter.

    A Proxy may be revoked before the meeting by giving written notice of revocation to Minnesota Mutual, or at the meeting prior to voting. Each shareholder is entitled to one vote for each share held. The matter to be presented at the meeting will not entitle any shareholder of the Fund to cumulative voting or appraisal rights.

GENERAL INFORMATION

    MIMLIC Management serves as investment adviser to the Fund and its portfolios. Administrative services are provided to the Fund by Minnesota Mutual. The address of MIMLIC Management and Minnesota Mutual is 400 Robert Street North, St. Paul, Minnesota 55101-2098.

    The proposals to be voted on are the same for all Portfolios except that (1) Proposal 7, which seeks approval of a new Investment Sub-Advisory Agreement between Advantus Capital Management, Inc. and Winslow Capital Management, Inc., will be voted on only by shareholders of the Capital Appreciation Portfolio, and
(2) Proposal 8, which seeks approval of a new Investment Sub-Advisory Agreement between Advantus Capital Management, Inc. and Templeton Investment Counsel, Inc., will be voted on only by shareholders of the International Stock Portfolio.

    THE ANNUAL REPORT FOR THE FUND, CONTAINING FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996, HAS PREVIOUSLY BEEN MAILED TO THE FUND'S SHAREHOLDERS. THE FUND WILL PROVIDE A COPY OF BOTH THE ANNUAL REPORT, FREE OF CHARGE, TO ANY SHAREHOLDER UPON REQUEST. SUCH REQUESTS SHOULD BE DIRECTED TO MS. CAROLIE LEWIS AT MINNESOTA MUTUAL, EITHER BY WRITING TO HER AT 400 ROBERT STREET NORTH, ST. PAUL, MINNESOTA 55101-2098 OR BY TELEPHONING TOLL-FREE AT 1-888-862-6837.

SHARE OWNERSHIP

    The Fund currently offers the shares of all its portfolios continuously and without a sales or redemption charge only to Minnesota Mutual and its separate accounts. In the Variable Annuity Account, the Group Variable Annuity Account and Minnesota Mutual Variable Fund D, the shares fund variable annuity contracts. In the Variable Life Account and the Variable Universal Life Account the shares fund variable life insurance policies. The shares are sold directly to those separate accounts without the use of any underwriter.

    The Fund shares held in those separate accounts are voted by Minnesota Mutual at the regular and special meetings of the Fund. To the extent required by law, shares attributable to contracts and policies will be voted by Minnesota Mutual in accordance with instructions received from contract owners with voting interests in each sub-account of the separate accounts. In the event no instructions are received from contract owners, with respect to shares of a portfolio held by those sub-accounts, Minnesota Mutual will vote such shares of the portfolio and shares not attributable to contracts in the same proportion as shares of the portfolio held by those sub-accounts for which instructions have been received. The number of votes which are available to a contract owner will be calculated separately for each portfolio of the Fund.

    The contract owner holds the voting interest in each contract during the accumulation period of each variable annuity contract. The number of votes will be determined by dividing that portion of the accumulation value of the contract attributable to each Variable Annuity Account, Group Variable Annuity Account or Variable Fund D sub-account holding shares of the corresponding portfolio by the net asset value per share of the underlying shares of the portfolio held by that sub-account.

    The variable annuitant holds the voting interest in each variable annuity contract during the annuity period. The number of votes will be determined by dividing that portion of the reserve for each contract allocated to each Variable Annuity Account, Group Variable Annuity Account or Variable Fund D sub-account holding shares of a portfolio by the net asset value per share of the underlying shares of the portfolio held by that sub-account. After a variable annuity begins, the votes attributable to any particular contract will decrease as the reserves decrease.

    The owner of a variable life insurance policy holds the voting interest in that policy. The number of votes will be determined by dividing that portion of each policy's actual cash value in a Variable Life Account or Variable Universal Life Account sub-account holding shares of the corresponding portfolio by the net asset value per share of the underlying shares of the portfolio held by that sub-account.

    In determining any voting interest, fractional shares will be recognized.

    Minnesota Mutual will notify each contract owner of a Fund shareholders' meeting if the shares held for the contract or policy may be voted at such meeting. It will also send proxy materials and a form of instruction so that it may be instructed with respect to voting.

    Because of the method of record keeping used by Minnesota Mutual, contract owners who own multiple contracts will receive multiple copies of the proxy statement and the voting instruction form. Persons owning contracts in multiple forms of ownership, such as individually and as a trustee, will also receive multiple copies of these materials.

    As of March 3, 1997, no Directors of the Fund owned any policies or contracts which entitle them to instruct the voting of any shares at the Meeting. Mr. Donald F. Gruber, the Secretary of the Fund owns a policy which, as of the date of this proxy statement, will allow him to instruct the voting of
        .

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

    It is intended that the enclosed Proxy or Proxies be voted for the election of the five persons named below as Directors of the Fund unless such authority has been withheld. The term of office of each person elected will be until a successor is duly elected and shall qualify. Pertinent information regarding each nominee is set forth following such nominee's name below:

                                                PRINCIPAL OCCUPATION AND                                DIRECTORSHIPS OF OTHER
NAME AND AGE                                    FIRM AT WHICH CARRIED ON                                REPORTING COMPANIES**
-------------------------------------------------------------------------------------------------  --------------------------------
Paul H. Gooding* ...... President, Treasurer and Director of MIMLIC Management; Vice President and Advantus Horizon Fund, Inc.;
  Age 56                 Treasurer of Minnesota Mutual; President and Director of Advantus           Advantus Spectrum Fund, Inc.;
                         Capital Management, Inc.; and President and Director of the Fund            Advantus Mortgage Securities
                                                                                                     Fund, Inc.; Advantus Money
                                                                                                     Market Fund, Inc.; Advantus
                                                                                                     Bond Fund, Inc.; Advantus
                                                                                                     Cornerstone Fund, Inc.;
                                                                                                     Advantus Enterprise Fund,
                                                                                                     Inc.; Advantus International
                                                                                                     Balanced Fund, Inc.; Advantus
                                                                                                     Venture Fund, Inc.; Advantus
                                                                                                     Index 500 Fund, Inc.; and
                                                                                                     MIMLIC Cash Fund, Inc.

                                                PRINCIPAL OCCUPATION AND                                DIRECTORSHIPS OF OTHER
NAME AND AGE                                    FIRM AT WHICH CARRIED ON                                REPORTING COMPANIES**
-------------------------------------------------------------------------------------------------  --------------------------------
Frederick P. Feuerherm* Vice President, Assistant Secretary and Director of MIMLIC Management;     Advantus Horizon Fund, Inc.;
  Age 50                 Second Vice President of Minnesota Mutual; and Treasurer and Director of    Advantus Spectrum Fund, Inc.;
                         the Fund                                                                    Advantus Mortgage Securities
                                                                                                     Fund, Inc.; Advantus Money
                                                                                                     Market Fund, Inc.; Advantus
                                                                                                     Bond Fund, Inc.; Advantus
                                                                                                     Cornerstone Fund, Inc.;
                                                                                                     Advantus Enterprise Fund,
                                                                                                     Inc.; Advantus International
                                                                                                     Balanced Fund, Inc.; Advantus
                                                                                                     Venture Fund, Inc.; Advantus
                                                                                                     Index 500 Fund, Inc.; and
                                                                                                     MIMLIC Cash Fund, Inc.

Ralph D. Ebbott ....... Retired; Vice President and Treasurer of Minnesota Mining and              Advantus Horizon Fund, Inc.;
  Age 69                 Manufacturing Company (tape, adhesive, photographic and electrical          Advantus Spectrum Fund, Inc.;
                         products) since 1955                                                        Advantus Mortgage Securities
                                                                                                     Fund, Inc.; Advantus Money
                                                                                                     Market Fund, Inc.; Advantus
                                                                                                     Bond Fund, Inc.; Advantus
                                                                                                     Cornerstone Fund, Inc.;
                                                                                                     Advantus Enterprise Fund,
                                                                                                     Inc.; Advantus International
                                                                                                     Balanced Fund, Inc.; Advantus
                                                                                                     Venture Fund, Inc.; Advantus
                                                                                                     Index 500 Fund, Inc.; and
                                                                                                     MIMLIC Cash Fund, Inc.

Ellen S. Berscheid .... Regents' Professor of Psychology of the University of Minnesota since 1965 Advantus Horizon Fund, Inc.;
  Age 60                                                                                             Advantus Spectrum Fund, Inc.;
                                                                                                     Advantus Mortgage Securities
                                                                                                     Fund, Inc.; Advantus Money
                                                                                                     Market Fund, Inc.; Advantus
                                                                                                     Bond Fund, Inc.; Advantus
                                                                                                     Cornerstone Fund, Inc.;
                                                                                                     Advantus Enterprise Fund,
                                                                                                     Inc.; Advantus International
                                                                                                     Balanced Fund, Inc.; Advantus
                                                                                                     Venture Fund, Inc.; Advantus
                                                                                                     Index 500 Fund, Inc.; and
                                                                                                     MIMLIC Cash Fund, Inc.

                                                PRINCIPAL OCCUPATION AND                                DIRECTORSHIPS OF OTHER
NAME AND AGE                                    FIRM AT WHICH CARRIED ON                                REPORTING COMPANIES**
-------------------------------------------------------------------------------------------------  --------------------------------
Charles E. Arner ...... Retired; Vice Chairman of The First National Bank of Saint Paul from       Advantus Horizon Fund, Inc.;
  Age 74                 November 1983 through June 1984; Chairman and Chief Executive Officer of    Advantus Spectrum Fund, Inc.;
                         The First National Bank of Saint Paul from October 1980 through November    Advantus Mortgage Securities
                         1983                                                                        Fund, Inc.; Advantus Money
                                                                                                     Market Fund, Inc.; Advantus
                                                                                                     Bond Fund, Inc.; Advantus
                                                                                                     Cornerstone Fund, Inc.;
                                                                                                     Advantus Enterprise Fund,
                                                                                                     Inc.; Advantus International
                                                                                                     Balanced Fund, Inc.; Advantus
                                                                                                     Venture Fund, Inc.; Advantus
                                                                                                     Index 500 Fund, Inc.; and
                                                                                                     MIMLIC Cash Fund, Inc.

------------------------

  * Denotes directors of the Fund who are "interested persons" (as defined by the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund, MIMLIC Management, or Advantus Capital Management, Inc.

 ** "Reporting Companies" include companies with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) thereof or any company registered as an investment company under the Act.

    The Fund does not have a standing audit, nominating or compensation committees of the Board of Directors. During the fiscal year ended December 31, 1996, there were four meetings of the Boards of Directors of the Fund; no Director attended fewer than 75% of the meetings held during the period for which the Director was a Director.

    No compensation is paid by the Fund to any of its officers or Directors who is affiliated with MIMLIC Management or Advantus Capital Management, Inc. ("Advantus Capital"). Each Director of the Fund who is not affiliated with MIMLIC Management was compensated by the Fund during the fiscal year ended December 31, 1996 in accordance with the following table:

                                                                        PENSION OR                             TOTAL
                                                                        RETIREMENT                         COMPENSATION
                                                         AGGREGATE       BENEFITS                          FROM FUND AND
                                                       COMPENSATION   ACCRUED AS PART  ESTIMATED ANNUAL    FUND COMPLEX
                                                         FROM THE         OF FUND        BENEFITS UPON        PAID TO
NAME OF DIRECTOR                                          FUND(1)        EXPENSES         RETIREMENT       DIRECTORS(1)
-----------------------------------------------------  -------------  ---------------  -----------------  ---------------

Charles E. Arner.....................................   $  8,036.53            n/a               n/a         $   9,750

Ellen S. Berscheid...................................   $  8,036.53            n/a               n/a         $   9,750

Ralph D. Ebbott......................................   $  8,036.53            n/a               n/a         $   9,750

------------------------

(1) Each Director of the Fund who is not affiliated with MIMLIC Management is also a director of the other eleven investment companies of which Advantus Capital is the investment adviser (twelve investment companies in total). Such Directors receive compensation in connection with all such investment companies which, in the aggregate, is equal to $6,000 per year and $1,500 per meeting attended (and reimbursement of travel expenses to attend directors' meetings). The portion of such compensation borne by the Fund is a PRO RATA portion based on the ratio that the Fund's total net assets bears to the total net assets of all twelve investment companies.

    In voting for directors, shares are voted noncumulatively. This means that the owners of a majority of the Fund's outstanding shares have the power to elect the Fund's entire Board of Directors. The vote of a majority of shares of the Fund represented at the meeting, provided at least a quorum (at least ten percent of the outstanding shares) is represented in person or by proxy, is sufficient for the election of the above nominees to the Fund's Board of Directors. By completing the Proxy, you give the proxy the right to vote for the persons named in the table above. If you elect to withhold authority for any individual nominee, you may do so by making an "X" in the box marked "For All Nominees", and then also marking an "X" in the box next to such nominee's name on the Proxy, as further explained on the Proxy itself.

    All of the nominees have agreed to serve as Directors of the Fund. If any unforeseen event prevents one or more of the nominees from serving as a director, your votes will be cast for the election of a substitute or substitutes selected by the Board. In no event, however, can the Proxies be voted for a greater number of persons than the number of nominees named. Unless otherwise instructed, the proxies will vote for the election of each nominee to serve as a director of the Fund.

                                   PROPOSAL 2
          RATIFICATION OR REJECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

    The 1940 Act provides that every registered investment company shall be audited at least once a year by independent public accountants selected by a majority of the directors of the investment company who are not interested persons of the investment company or its investment adviser. The 1940 Act requires that the selection be submitted for ratification or rejection by the shareholders at their next regular meeting following this election. In the event the selection of the independent public accountants is not ratified by shareholders, the 1940 Act requires that the vacancy so occurring be filled by a vote of a majority of the outstanding voting securities, either at the meeting at which the rejection occurred or at a subsequent meeting called for that purpose.

    Directors, including a majority who are not interested persons of MIMLIC Management, Advantus Capital or the Fund, have selected KPMG Peat Marwick LLP to be the Fund's independent accountants for the fiscal year ending December 31, 1997. Representatives of KPMG Peat Marwick LLP are expected to be present at the meeting and will be available to answer appropriate questions and will have the opportunity to make a statement if they so desire.

    For the Fund, the vote of a majority of the shares of the Fund represented at the meeting, provided at least a quorum (ten percent of the outstanding shares) is represented in person or by proxy, is sufficient for the ratification of the selection of the independent public accountants. Unless otherwise instructed, the proxies will vote for the ratification of the selection of KPMG Peat Marwick LLP as the Fund's independent public accountants.

                                   PROPOSAL 3
                        TO AMEND THE FUND'S ARTICLES OF
                           INCORPORATION IN ORDER TO
                          CHANGE THE NAME OF THE FUND

    On January 14, 1997, the Fund's Board of Directors approved, and recommended that the Fund's shareholders approve, an amendment of the Fund's Articles of Incorporation for the purpose of changing the name of the Fund. MIMLIC Management, the investment adviser of the Fund, believes that, in a market crowded with many competing mutual funds, different and more distinctive names may provide greater visibility for the Fund and that any such increase in name recognition may also provide additional marketing opportunities for variable contracts investing in the Fund's shares. There can be no assurance, however, that a change of the Fund's name will achieve any such results.

    The name of the Fund is set forth in Article 1 of the Fund's Articles of Incorporation. The Proposal approved by the Fund's Board of Directors provides that Article 1 of the Articles of Incorporation of the Fund shall be amended by deleting the current name of the Fund, MIMLIC Series Fund, Inc., and substituting therefor the new name: ADVANTUS SERIES FUND, INC.

    The proposed change of name, if approved by shareholders, will not result in any change in investment objectives, policies or practices for the Fund or for any of its Portfolios.

SHAREHOLDER APPROVAL

    The favorable vote of a majority of the Fund's shares outstanding and entitled to vote shall constitute a quorum for the purpose of amending the Articles if incorporation. Unless otherwise instructed, the proxies will vote for the approval of the Proposal for the Fund. If the Proposal is not approved by the shareholders of the Fund, the Fund's Board of Directors will promptly consider what action to take and may decide to resubmit the Proposal for shareholder approval. If approved, the Amendments to the Articles of Incorporation are expected to become effective on or about May 1, 1997, or such later date as may be determined by Fund Management.

THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS APPROVE THE PROPOSAL TO CHANGE THE FUND'S NAME.

                                   PROPOSAL 4
          TO AMEND THE ARTICLES OF INCORPORATION INCREASING THE TOTAL
             NUMBER OF SHARES AUTHORIZED FOR ISSUE IN THE FUND, AND
          ESTABLISHING THEIR ALLOCATION AMONG THE EXISTING PORTFOLIOS

    Section IV of the current Articles of Incorporation of the Fund currently provides that the total number of common shares of the Fund is 10 billion.
Section IV of the Amended Articles would increase the total authorized number of shares to 100 trillion, with 100,000,000,000 shares allocated to each of Class A (represented by the Growth Portfolio), Class B (represented by the Bond Portfolio), Class C (represented by the Money Market Portfolio), Class D (represented by the Asset Allocation Portfolio), Class E (represented by the Mortgage Securities Portfolio), Class F (represented by the Index 500 Portfolio), Class G (represented by the Capital Appreciation Portfolio), Class H (represented by the International Stock Portfolio), Class I (represented by the Small Company Portfolio), Class J (represented by the Maturing Government Bond 1998 Portfolio), Class K (represented by the Maturing Government Bond 2002 Portfolio), Class L (represented by the Maturing Government Bond 2006 Portfolio), Class M (represented by the Maturing Government Bond 2010 Portfolio), Class N (represented by the Value Stock Portfolio), Class O (represented by the Macro-Cap Value Portfolio), Class P (represented by the Index 400 Mid-Cap Portfolio), Class Q (represented by the Small Company Value Portfolio), Class R (represented by the Micro-Cap Value Portfolio), Class S (represented by the Micro-Cap Growth Portfolio), Class T (represented by the International Bond Portfolio) and Class U (reserved). (Classes O, P, Q, R, S, T and U have not yet commenced to offer their shares for sale nor do any of such classes have any issued and outstanding shares.)

    The Amended Articles would assure that a sufficient number of authorized shares would be available for allocation to each series (or class thereof) of shares which the Fund may issue. However, the proposed increase in authorized shares will enable the Fund to issue substantially more shares to the public (without further shareholder approval) than the Fund is currently authorized to issue in each Portfolio and for the Fund as a whole. Wherever a mutual fund issues additional shares and a shareholder does not purchase additional shares to maintain the same proportionate ownership of the fund's shares, the shareholder's voting power will be diluted. Accordingly, the Amended Articles may result in dilution of the current shareholders' voting power on matters affecting the Fund and its Portfolios, including without limitation, the election of directors, ratification of independent public accountants of the Fund and approval of amendments (if any) to the Fund's investment advisory agreements and fundamental investment policies.

SHAREHOLDER APPROVAL

    If approved, the Amended Articles of Incorporation are expected to become effective on or about May 1, 1997, or such later date as may be determined by Fund management. The affirmative vote of a majority of each Portfolio's shares represented at the meeting, voting as a separate series, provided at least a quorum, a majority of the Portfolio's shares outstanding and entitled to vote, represented in person or by proxy, is required to approve the amendments. Unless otherwise instructed, the persons named as proxies will vote for approval of the amendments.

THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS APPROVE THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES, AND ALLOCATE THOSE SHARES AMONG THE PORTFOLIOS.

                                   PROPOSAL 5

TO APPROVE OR DISAPPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH ADVANTUS CAPITAL, A WHOLLY-OWNED SUBSIDIARY OF MIMLIC MANAGEMENT, THE CURRENT INVESTMENT ADVISER TO THE FUND, AND

IN THE CASE OF INTERNATIONAL STOCK PORTFOLIO, A NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN ADVANTUS CAPITAL AND TEMPLETON INVESTMENT COUNSEL, INC., AND

IN THE CASE OF CAPITAL APPRECIATION PORTFOLIO, A NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN ADVANTUS CAPITAL AND WINSLOW CAPITAL MANAGEMENT, INC.

    MIMIC Management proposes to reorganize the manner in which it provides investment management services to the Fund by offering such services through a wholly-owned subsidiary, Advantus Capital Management, Inc. ("Advantus Capital") rather than directly through an unincorporated division of MIMLIC Management as is currently the case. This reorganization would simply substitute Advantus Capital for MIMLIC Management and would be accomplished by having the Fund enter into a new Investment Advisory Agreement with Advantus Capital (the "New Advisory Agreement"). In addition, in the case of the International Stock Portfolio and the Capital Appreciation Portfolio, the existing investment sub-advisory agreements between MIMLIC Management and Templeton Investment Counsel, Inc. ("Templeton Counsel") and between MIMLIC Management and Winslow Capital Management, Inc. ("Winslow Capital") would be replaced by new Investment Sub-Advisory Agreements between Advantus Capital and Templeton Counsel (the "New Templeton Agreement") and between Advantus Capital and Winslow Capital (the "New Winslow Capital Agreement"). These new agreements would not reflect any material changes from the current agreements except the substitution of Advantus Capital for MIMLIC Management.

    APPROVAL OF THIS PROPOSAL WILL NOT RESULT IN ANY INCREASE IN THE FEES AND EXPENSES INCURRED BY THE FUND AND ITS SHAREHOLDERS NOR WILL IT RESULT IN ANY CHANGE IN THE PORTFOLIO MANAGERS OR INVESTMENT MANAGEMENT OR OTHER SERVICES CURRENTLY PROVIDED TO THE FUND. ADVANTUS CAPITAL, WHICH IS CONTROLLED BY MIMLIC MANAGEMENT, WILL SIMPLY ASSUME RESPONSIBILITY FOR PROVIDING THE SAME INVESTMENT MANAGEMENT AND OTHER SERVICES CURRENTLY PROVIDED BY MIMLIC MANAGEMENT AT THE SAME COST AND THROUGH THE SAME PERSONNEL.

    The Proposal provides that the New Advisory Agreement, the New Templeton Agreement and the New Winslow Capital Agreement will not become effective for the Fund or for the International Stock Portfolio and the Capital Appreciation Portfolio unless and until the Proposal is approved by the shareholders of the Fund, and, in the case of the New Templeton Agreement and the New Winslow Capital Agreement, by the shareholders of the affected Portfolios.

CURRENT ADVISORY AGREEMENTS

THE CURRENT ADVISORY AGREEMENT BETWEEN THE FUND AND MIMLIC MANAGEMENT

    MIMLIC Management has been the investment adviser and manager of the Fund since the Fund began business in 1985. It acts as such pursuant to written agreements periodically approved by the Directors or shareholders of the Fund. The address of MIMLIC Management is that of the Fund. Winslow Capital Management, Inc. ("Winslow Capital") serves as investment sub-adviser to the Fund's Capital Appreciation Portfolio pursuant to an investment sub-advisory agreement with MIMLIC Management. Templeton Investment Counsel, Inc. ("Templeton Counsel") serves as investment sub-adviser to the Fund's International Stock Portfolio pursuant to an investment sub-advisory agreement with MIMLIC Management.

    MIMLIC Management is a wholly-owned subsidiary of Minnesota Mutual, which was organized in 1880, and has assets of approximately $12 billion. Paul H. Gooding, President, Treasurer, and a Director of MIMLIC Management is a Vice President and Treasurer of Minnesota Mutual. Frederick P. Feuerherm, Vice President, Assistant Secretary and a Director of MIMLIC Management is a Second Vice President of Minnesota Mutual. Messrs. Gooding and Feuerherm are also Directors of the Fund. Information concerning all of MIMLIC Management's principal officers and Directors is set forth in Exhibit A.

    MIMLIC Management acts as investment adviser and manager of the Growth, Bond, Money Market, Asset Allocation and Mortgage Securities Portfolios of the Fund under an Investment Advisory Agreement dated January 30, 1986, which became effective the same date when approved by shareholders, and which was last approved by the Board of Directors (including a majority of the Directors who are not parties to the contract, or interested persons of any such party) on January 14, 1997. MIMLIC Management acts as investment adviser and manager of the Index 500 and Capital Appreciation Portfolios of the Fund under a Supplemental Investment Advisory Agreement dated April 28, 1987, which became effective the same date when approved by shareholders of those two Portfolios, and which was last approved by the Board of Directors (including a majority of the Directors who are not parties to the contract, or interested persons of any such party) on January 14, 1997. MIMLIC Management acts as investment adviser and manager of the International Stock Portfolio under the Second Supplemental Investment Advisory Agreement dated April 27, 1993, which was last approved by the shareholders of that Portfolio on April 27, 1993, and which was last approved by the Board of Directors (including a majority of the Directors who are not parties to the contract, or interested persons of any such party) on January 14, 1997. MIMLIC Management acts as investment adviser and manager of the Small Company Portfolio under the Third Supplemental Investment Advisory Agreement dated April 27, 1993, which became effective the same date when approved by the shareholders of that Portfolio, and which was last approved by the Board of Directors (including a majority of the Directors who are not parties to the contract, or interested persons of any such party) on January 14, 1997. MIMLIC Management acts as investment adviser and manager of the Value Stock Portfolio and the four Maturing Government Bond Portfolios of the Fund under the Fourth Supplemental Investment Advisory Agreement dated April 19, 1994, which became effective on April 25, 1994 when approved by shareholders of those Portfolios, and which was last approved by the Board of Directors (including a majority of the Directors who are not parties to the contract, or interested persons of any such party) on January 14, 1997.

    For the period beginning October 1, 1996 and continuing until April 30, 1997, the Growth Portfolio is managed, under a Sub-Advisory Agreement between MIMLIC Management and Voyageur Fund Managers, Inc. ("Voyageur Managers"), a Minnesota corporation with offices at 90 South Seventh Street, Suite 400, Minneapolis, Minnesota 55402. Voyageur Managers is an indirect wholly-owned subsidiary of Dougherty Financial Group, Inc. ("DFG"), which is owned approximately 49% by Michael E. Dougherty, 49% by Pohlad Companies and less than 1% by certain retirement plans for the benefit of DFG employees. The address of DFG is the same as that of Voyageur Managers. Pohlad Companies is a holding company owned in equal parts by each of James O. Pohlad, Robert C. Pohlad and William M. Pohlad. The address of Pohlad Companies is 3880 Dain Bosworth Plaza, 60 South Sixth Street, Minneapolis, Minnesota 55402. The Agreement was approved by the Fund's Board of Directors on July 17, 1996, and approved by the shareholders of the Growth Portfolio on September 30, 1996. From its advisory fee for the Growth Portfolio, MIMLIC Management pays Voyageur Managers a fee equal to .25% of the average daily net assets for its services under its Investment Sub-Advisory Agreement. For the year ending December 31, 1996, these fees amounted to the sum of $154,446.00. The Board of Directors of the Fund determined at a Special Meeting on February 12, 1997 to terminate the Sub-Advisory Agreement with Voyageur Managers as of April 30, 1997. Since the time of the consideration of that Sub-Advisory relationship and subsequent to its approval by the shareholders of the Growth Portfolio, the Voyageur Managers mutual fund business has been sold, in a transaction not yet closed to an investment subsidiary of a life insurance company in competition with Minnesota Mutual. Although it is not clear what the ultimate effect of these business reorganizations will be, given the nature of the changed relationship, the management of MIMLIC Management and the Fund believe that it is appropriate for the existing sub-advisory relationship to terminate. Information concerning the Principal Officers and Directors of Voyageur Managers is set forth in Exhibit B.

    The Investment Advisory Agreement, the Supplemental Investment Advisory Agreement, the Second Supplemental Investment Advisory Agreement, the Third Supplemental Investment Advisory Agreement and the Fourth Supplemental Investment Advisory Agreement (collectively, the "Agreements") will each terminate automatically in the event of its assignment. In addition, the Agreements are terminable at any time, without penalty, by the Board of Directors of the Fund or by vote of a majority of the Fund's outstanding voting securities on 60 days' written notice to MIMLIC Management, and by MIMLIC Management on 60 days' written notice to the Fund. Unless sooner terminated, each of the Agreements shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of the Directors who are not interested persons of any party to the Agreements, cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of any continuance of the Agreements shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the class of capital stock of that Portfolio votes to approve such continuance, notwithstanding that such continuance may not have been approved by a majority of the outstanding voting securities of the Fund.

    If the shareholders of a class of capital stock of any Portfolio fail to approve any continuance of the Agreements, MIMLIC Management will continue to act as investment adviser with respect to such Portfolio pending the required approval of its continuance, or a new contract with MIMLIC Management or a different adviser or other definitive action; provided, that the compensation received by MIMLIC Management in respect of such Portfolio during such period will be no more than its actual costs incurred in furnishing investment advisory and management services to such Portfolio or the amount it would have received under the Agreement in respect of such Portfolio, whichever is less.

    The Agreements may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the outstanding voting securities of the Fund and by the vote of a majority of the Directors of the Fund who are not interested persons of any party to the Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the class of capital stock of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of the Fund.

    MIMLIC Management selects and reviews the Fund's investments, except under the sub-advisory agreements described herein, and provides executive and other personnel for the management of the Fund. The Fund's Board of Directors supervises the affairs of the Fund as conducted by MIMLIC Management. Each Portfolio of the Fund, except the Index 500, Capital Appreciation, International Stock, Small Company, Value Stock and the Maturing Government Bond Portfolios, pays MIMLIC Management a fee equal to an annual rate of .50% of average daily net assets. The Index 500, Capital Appreciation, Small Company and Value Stock Portfolios pay MIMLIC Management a fee equal to an annual rate of .40%, .75%,
 .75% and .75%, respectively, of average daily net assets. International Stock Portfolio pays MIMLIC Management a fee equal to an annual rate of 1.00% on the first $10 million of average daily net assets, .90% on the next $15 million,
 .80% on the next $25 million, .75% on the next $50 million and .65% on the next $100 million and thereafter. The Maturing Government Bond Portfolios pay an advisory fee equal to an annual rate of .25% of average daily net assets, however, the Portfolio which matures in 1998 will pay a rate of .05% from its inception to April 30, 1998 and .25% thereafter and the Portfolio which matures in 2002 will pay a rate of .05% from its inception to April 30, 1998 and .25% thereafter of average daily net assets.

    From its advisory fee for the Capital Appreciation Portfolio, MIMLIC Management pays Winslow Capital a fee equal to .375% of the average daily net assets for its services under its Investment Sub-Advisory Agreement. From its advisory fee for the International Stock Portfolio, MIMLIC Management pays Templeton Counsel a fee equal to .75% on the first $10 million of average daily net assets, .65% on the next $15 million, .55% on the next $25 million, .50% on the next $50 million and .40% on the next $100 million and thereafter for its services under its Investment Sub-Advisory Agreement.

    MIMLIC Management provides executive and other personnel for the management of the Fund. MIMLIC Management also furnishes the Fund office space and all necessary office facilities and equipment and personnel for servicing the investments of the Fund. For the year ended December 31, 1996, the various Portfolios paid the following amounts as investment advisory fees:

                                                                               ADVISORY FEES
PORTFOLIO                                                                          PAID
---------------------------------------------------------------------------  -----------------
Growth.....................................................................    $   1,125,803
Bond.......................................................................          555,501
Money Market...............................................................          220,573
Asset Allocation...........................................................        1,899,245
Mortgage Securities........................................................          355,705
Index 500..................................................................          645,280
Capital Appreciation.......................................................        1,435,461
International Stock........................................................        1,293,012
Small Company..............................................................          937,728
Value Stock................................................................          449,978
Maturing Government Bond--
  1998 Portfolio...........................................................            2,632
  2002 Portfolio...........................................................            1,657
  2006 Portfolio...........................................................            6,682
  2010 Portfolio...........................................................            4,631

    From its advisory fee for the International Stock Portfolio, MIMLIC Management pays Templeton Counsel for its services under its Investment Sub-Advisory Agreement. For the year ending December 31, 1996, these fees amounted to the sum of $857,322. From its advisory fee for the Capital Appreciation Portfolio, MIMLIC Management pays Winslow Capital for its services under its Investment Sub-Advisory Agreement. For the year ending December 31, 1996, these fees amounted to the sum of $774,857.

    The Fund pays all its costs and expenses which are not assumed by MIMLIC Management. These Fund expenses include, by way of example, but not by way of limitation, all expenses incurred in the operation of the Fund including, among others, interest, taxes, brokerage fees and commissions, fees of the Directors who are not employees of MIMLIC Management or any of its affiliates, expenses of Directors' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, association membership dues, charges of custodians, auditing and legal expenses. The Fund will also pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. MIMLIC Management shall bear all advertising and promotional expenses in connection with the distribution of the Fund's shares, including paying for the printing of Prospectuses and Statements of Additional Information for new shareholders, shareholder reports for new shareholders and the costs of sales literature.

    Subsequent to March 6, 1987, Minnesota Mutual has voluntarily agreed to absorb all fees and expenses that exceed .65% of average daily net assets for the Growth, Bond, Money Market, Asset Allocation, and Mortgage Securities Portfolios, .55% of average daily net assets for the Index 500 Portfolio, .90% of average daily net assets for the Capital Appreciation, Small Company and Value Stock Portfolios and expenses that exceed 1.00% for the International Stock Portfolio, other than the advisory fee which may not exceed 1.00%. In addition, Minnesota Mutual has voluntarily agreed to absorb all fees and expenses that exceed .40% of average daily net assets for each of the four Maturing Government Bond Portfolios; however, for the Portfolios which mature in 1998 and 2002, Minnesota Mutual has voluntarily agreed to absorb such fees and expenses which exceed .20% of average daily net assets from the Portfolio's inception to April 30, 1998 and which exceed .40% of average daily net assets thereafter. For the year ended December 31, 1996, the expenses voluntarily absorbed by Minnesota Mutual for the various Portfolios were as follows:

                                                                                EXPENSES VOLUNTARILY
PORTFOLIO                                                                             ABSORBED
--------------------------------------------------------------------------  ----------------------------
Growth....................................................................           $  -0-
Bond......................................................................              -0-
Money Market..............................................................              -0-
Asset Allocation..........................................................              -0-
Mortgage Securities.......................................................              -0-
Index 500.................................................................              -0-
Capital Appreciation......................................................              -0-
International Stock.......................................................              -0-
Small Company.............................................................              -0-
Value Stock...............................................................              -0-
Maturing Government Bond--
  1998 Portfolio..........................................................               27,510
  2002 Portfolio..........................................................               31,158
  2006 Portfolio..........................................................               31,536
  2010 Portfolio..........................................................               33,042

    There is no specified or minimum period of time during which Minnesota Mutual has agreed to continue its voluntary absorption of these expenses, and Minnesota Mutual may in its discretion cease its absorption of expenses at any time. Should Minnesota Mutual cease absorbing expenses the effect would be to increase substantially Fund expenses and thereby reduce investment return.

    Each Portfolio will bear all expenses that may be incurred with respect to its individual operation, including but not limited to transaction expenses, advisory fees, brokerage, interest, taxes and the charges of the custodian. The Fund will pay all other expenses not attributable to a specific Portfolio, but those expenses will be allocated among the Portfolios on the basis of the size of their respective net assets unless otherwise allocated by the Board of Directors of the Fund.

    In addition, effective May 1, 1992, the Fund entered into an agreement with Minnesota Mutual under which Minnesota Mutual provides accounting, legal and other administrative services to the Fund. Effective May 1, 1997, Minnesota Mutual will provide such services at a monthly cost of $2,500 per Portfolio.

    The Fund does not execute portfolio brokerage transactions through affiliated brokers. MIMLIC Sales Corporation, a securities broker-dealer and a wholly-owned subsidiary of MIMLIC Management, acts as distributor for a group of mutual funds managed by Advantus Capital, also a wholly-owned subsidiary of MIMLIC Management.

NEW ADVISORY AGREEMENT, THE NEW TEMPLETON AGREEMENT AND THE NEW WINSLOW CAPITAL
  AGREEMENT

    The investment management services provided to the Fund under the Current Advisory Agreements are provided through an unincorporated division of MIMLIC Management. As described above, MIMLIC Management proposes to reorganize the manner in which it provides investment management services to the Fund and certain other private accounts. MIMLIC Management proposes to accomplish this reorganization by providing such services through a wholly-owned subsidiary, Advantus Capital, rather than directly through its unincorporated division. Following this reorganization MIMLIC Management will provide direct investment management services primarily to Minnesota Mutual and its affiliated companies and to various other insurance company clients.

    The personnel currently employed by MIMLIC Management to provide services to the Fund, including all portfolio managers, will now provide such services through Advantus Capital. The terms and provisions of the New Advisory Agreement, the New Templeton Agreement and the New Winslow Capital Agreement will not be materially different from those of the Current Advisory Agreement, the Current Templeton Agreement and the Current Winslow Capital Agreement, respectively, except that Advantus Capital will be substituted in each case for MIMLIC Management. This means that the Portfolios and their shareholders will continue to receive the same services, at the same cost and from the same investment professionals, if the Proposal is approved. Approval of the Proposal will not result in any change in the investment objectives or policies of the Fund or in those of the International Stock and Capital Appreciation Portfolios, nor will it result in any change in the Fund's portfolio brokerage and allocation practices or the manner of distribution of the Fund's shares. Information concerning the Principal Officers and Directors of Templeton Counsel and Winslow Capital is set forth in Exhibits C and D, respectively.

    Advantus Capital was incorporated in Minnesota in June, 1994, and is a wholly-owned subsidiary of MIMLIC Management. Paul H. Gooding, President, Treasurer and sole Director of MIMLIC Management is also President and Director of Advantus Capital. James P. Tatera, Vice President of MIMLIC Management, is also Vice President and a Director of Advantus Capital. The other officers and employees of Advantus Capital are also officers and employees of MIMLIC Management. Information concerning Advantus' principal officers and directors is set forth in Exhibit E.

    Advantus Capital provides advisory services to eleven other mutual funds (Advantus Horizon Fund, Inc., Advantus Spectrum Fund, Inc., Advantus Mortgage Securities Fund, Inc., Advantus Money Market Fund, Inc., Advantus Bond Fund, Inc., Advantus Cornerstone Fund, Inc., Advantus Enterprise Fund, Inc., Advantus International Balanced Fund, Inc., Advantus Venture Fund, Inc., Advantus Index 500 Fund, Inc., and MIMLIC Cash Fund, Inc.) and various private accounts.

                                                   NET ASSETS AT
FUND NAME                          TYPE           JANUARY 31, 1997   INVESTMENT ADVISORY FEE
------------------------  ----------------------  ----------------   ------------------------
Advantus Horizon Fund,
  Inc...................  Growth                     43,932,064               0.800%

Advantus Spectrum Fund,
  Inc...................  Asset Allocation           71,974,245               0.600%

Advantus Mortgage
  Securities Fund,
  Inc...................  Mortgage-Backed            29,497,762               0.575%

Advantus Money Market
  Fund, Inc.............  Money Market               50,327,585               0.500%

MIMLIC Cash Fund,
  Inc...................  Money Market                8,001,075               0.000%

Advantus Bond Fund,
  Inc...................  Corporate Bond             21,522,367               0.700%

Advantus Enterprise
  Fund, Inc.............  Small Company              43,048,974               0.800%

Advantus Cornerstone
  Fund, Inc.............  Value                      72,514,488               0.800%

                                                   NET ASSETS AT
FUND NAME                          TYPE           JANUARY 31, 1997   INVESTMENT ADVISORY FEE
------------------------  ----------------------  ----------------   ------------------------
Advantus International
  Balanced Fund, Inc....  International Balanced     47,368,035      0.950% on the first $25
                                                                        million in assets;

                                                                      0.800% on the next $25
                                                                        million in assets;

                                                                      0.750% on the next $50
                                                                        million in assets;

                                                                       0.650% on assets in
                                                                      excess of $100 million

Advantus Venture Fund,
  Inc...................  Small Company Value        25,573,352               0.800%

Advantus Index 500 Fund,
  Inc...................  Index                       5,504,957               0.340%

    The New Advisory Agreement, set forth as Exhibit F, the New Templeton Agreement and the New Winslow Capital Agreement were each approved by the Board of Directors of the Fund, including a majority of the Directors of the Fund who are not parties to such agreement or interested persons of such parties, on January 17, 1997, at a meeting called for the purpose of voting on such approval. The New Advisory Agreement, the New Templeton Agreement and the New Winslow Capital Agreement contain the same termination and continuation provisions as the Current Advisory Agreement, Current Templeton Agreement and the Current Winslow Capital Agreement, respectively, as described above. In considering the Proposal and in determining to recommend to shareholders that they approve the New Advisory Agreement, the New Templeton Agreement and the New Winslow Capital Agreement, the Board of Directors Fund took note of the fact that the Fund would continue to receive the same services from the same personnel and at the same costs. Based upon these factors, and considering also that the establishment of Advantus Capital will, in the view of MIMLIC Management, contribute to the provision of investment management services to the Fund in a manner which is more directly focused on its needs and circumstances, the Fund's Boards of Directors determined to approve the New Advisory Agreement, the New Templeton Agreement and the New Winslow Capital Agreement. The Directors also considered that Advantus Capital is and will continue as a wholly-owned subsidiary of MIMLIC Management and that there is no financial condition of Advantus Capital of which the Directors are aware that is reasonably likely to impair the financial ability of Advantus Capital to fulfill its commitments to the Fund under the proposed New Advisory Agreement, the New Templeton Agreement and the New Winslow Capital Agreement.

SHAREHOLDER APPROVAL

    Approval of the Proposal requires the affirmative vote of a majority of the outstanding shares of the Portfolio, which means the lesser of the vote of (a) 67% of the shares of the Portfolio present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Portfolio. Rejection of the Proposal by the International Stock Portfolio or the Capital Appreciation Portfolio would mean that the sub-advisory agreement would not be in effect for the for either or both of those Portfolios and management of the Portfolio will remain the responsibility of MIMLIC Management under its current advisory agreement. Under those circumstances, the Board of Directors of the Fund would consider what action to take and may request the shareholders of the Portfolio to reconsider the New Templeton Agreement and/or the New Winslow Capital Agreement. The Board of Directors of the Fund may also negotiate with MIMLIC Management concerning its active management of the Portfolio or the consideration of another sub-adviser.

    THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT SHAREHOLDERS APPROVE THE PROPOSED INVESTMENT ADVISORY AGREEMENT WITH ADVANTUS CAPITAL,

    THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT SHAREHOLDERS OF THE INTERNATIONAL STOCK PORTFOLIO APPROVE THE PROPOSED NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN ADVANTUS CAPITAL AND TEMPLETON COUNSEL, AND

    THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT SHAREHOLDERS OF THE CAPITAL APPRECIATION PORTFOLIO APPROVE THE PROPOSED NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN ADVANTUS CAPITAL AND WINSLOW CAPITAL.

                                   PROPOSAL 6
              APPROVAL OF A PROPOSAL TO PERMIT THE ADVISER, IN THE
                FUTURE, TO SELECT AND CONTRACT WITH SUB-ADVISERS
               FOR THE PORTFOLIOS AFTER OBTAINING BOARD APPROVAL,
                   BUT WITHOUT OBTAINING SHAREHOLDER APPROVAL

    On January 14, 1997, the Board of Directors of the Fund authorized it to file an exemptive application with the Securities and Exchange Commission ("SEC") requesting relief from the requirements of Section 15 of the 1940 Act that any sub-adviser to a Portfolio that is party to a contract with the Portfolio's investment Adviser (the "Adviser") may serve only pursuant to a written contract approved by the shareholders of that Portfolio. If the requested relief is granted, a sub-adviser to that Portfolio may serve as sub-adviser to such Portfolio pursuant to a written contract with the Adviser that has not been approved by shareholders of the Portfolio. The requested relief also would apply where a sub-adviser to a Portfolio is serving pursuant to a contract that is terminated as a result of an assignment of the contract due to a change of control of the sub-adviser. In such a case, the sub-adviser could continue to act as sub-adviser to the Portfolio under a new agreement that had not been approved by shareholders of the Portfolio. The Board, including the Disinterested Directors, will continue to approve new contracts between the Adviser and a sub-adviser as well as changes to existing contracts. The requested relief will not apply to the advisory agreement between the Adviser and the Fund, and changes to that agreement will continue to require approval of shareholders.

    If the requested relief is granted, the Fund would also be permitted in a situation where there is more than one sub-adviser to a Portfolio to disclose (both as a dollar amount and as a percentage of the Portfolio's net assets) in its Prospectus, financial statements and certain other documents only (i) fees paid to the Adviser by that Portfolio, (ii) aggregate fees paid by the Adviser to sub-advisers to that Portfolio, (iii) net advisory fees retained by the Adviser with respect to that Portfolio after payment of sub-advisory fees and
(iv) fees paid by the Adviser to any "affiliated person" (as defined below) serving as sub-adviser to that Portfolio. Therefore in such a situation, the Fund would not have to disclose separately the fees paid by the Adviser to a particular sub-adviser.

    The application was recently filed with the SEC. While there can be no assurance that the SEC will grant the requested relief, if the SEC grants the requested relief, one of the conditions to such relief is expected to be that this change also be approved by shareholders of the Fund and of each Portfolio prior to being effected for that Portfolio. Therefore, shareholders of each Portfolio are being asked to vote on this proposal. If the requested relief is granted and shareholder approval is obtained, the Fund and the Adviser will be required to agree to conditions imposed by the SEC in connection with the relief. Such conditions are expected to include, but may not be limited to, the following requirements:

    (i) Before a Portfolio may rely on the requested relief, this proposal will be approved by a Majority Vote of the shareholders of the Fund and of such Portfolio or, in the case of a new Portfolio whose public shareholders purchase shares on the basis of a prospectus containing the disclosure contemplated by condition (ii) below, by the sole initial shareholder(s) before shares of such Portfolio are offered to the public;

    (ii) Any Portfolio relying on the requested relief will disclose in the Fund's Prospectus the existence, substance and effect of the SEC order granting such relief;

   (iii) The Adviser will provide management and administrative services to the Portfolios, including overall supervisory responsibility for the general management and investment of each Portfolio's securities portfolio and, subject to review and approval of the Board, will (a) set the Portfolios' overall investment strategies, (b) select sub-advisers, (c) when appropriate, allocate and reallocate a Portfolio's assets among multiple sub-advisers, (d) monitor and evaluate the investment performance of the sub-advisers and (e) ensure that the sub-advisers comply with the Portfolios' investment objectives, policies and restrictions;

    (iv) The Adviser will not enter into sub-advisory contracts with any sub-adviser that is an "affiliated person" (as defined in the 1940 Act) of the Fund or the Adviser (other than by reason of serving as a sub-adviser to one or more of the Portfolios or any other portfolio managed by the Adviser or any of its affiliates) without such agreement being approved by the shareholders of the applicable Portfolio(s); and

    (v) Within 60 days of the hiring of any new sub-adviser or the implementation of any material change in a sub-advisory contract, the Fund will furnish to the shareholders of the affected Portfolio(s) all information about the new sub-adviser and/or material change that would be included in a proxy statement, except that the fee disclosure will be as noted above in the case of Portfolios with more than one sub-adviser. Such information will include any change in such disclosure caused by the addition of a new sub-adviser and any material change in the sub-advisory contract. The Fund will ensure that such information is furnished to contract holders with assets allocated to any registered separate account for which the Fund serves as the funding medium.

    If the requested relief is granted by the SEC and shareholders of the Portfolios approve this proposal, the Adviser will have the ability, subject to the approval of the Board, to hire and terminate sub-advisers to the Portfolios and to change materially the terms of the sub-advisory contracts, including the compensation paid to the sub-advisers, without the approval of the shareholders of the Portfolios. SUCH CHANGES IN SUB-ADVISORY ARRANGEMENTS WOULD NOT INCREASE THE FEES PAID BY A PORTFOLIO FOR INVESTMENT ADVISORY SERVICES SINCE SUB-ADVISORY FEES ARE PAID BY THE ADVISER OUT OF ITS ADVISORY FEE AND ARE NOT ADDITIONAL CHARGES TO A PORTFOLIO.

    While the Adviser expects its relationship with the sub-advisers to the Portfolios to be long-term and stable over time, approval of this proposal will permit the Adviser to act quickly in situations where the Adviser and the Board believe that a change in sub-advisers or to a sub-advisory agreement, including any fee paid to a sub-adviser, is warranted. This proposal will eliminate the delay of convening a meeting of shareholders to approve certain sub-advisory changes.

    The Board, including the Non-Interested Directors, has unanimously approved the proposal.

REQUIRED VOTE

    Approval of this proposal will require (i) a Majority Vote of the Fund and
(ii) with respect to each Portfolio, a Majority Vote of that Portfolio.

    This Proposal will become effective with respect to a Portfolio upon the later to occur of: (i) approval of the proposal by a Majority Vote of the Fund and a Majority vote of the shareholders of that Portfolio, (ii) receipt by the Adviser and the Fund of the exemptive relief described above and (iii) disclosure in the Fund's Prospectus of the existence, substance and effect of the exemptive relief.

                                 OTHER MATTERS

    Management does not intend to present any business to the meeting not mentioned in this Proxy Statement and currently knows of no other business to be presented. If any other matters are brought before the meeting, the proxies will vote all Proxies on such matters in accordance with their judgment of the best interests of the Fund.

                             SHAREHOLDER PROPOSALS

    The Fund does not hold annual or periodically scheduled regular meetings of shareholders. Regular and special shareholder meetings are held only at such times and with such frequency as required by law. Minnesota corporation law does not require an annual meeting; instead, it provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, a shareholder or shareholders holding 3% or more of the voting shares of the Fund may demand a regular meeting of shareholders of the Fund by written notice of demand given to the chief executive officer or the chief financial officer of the Fund. Within 30 days after receipt of the demand by one of those officers, the Board of Directors shall cause a regular meeting of shareholders to be called and held no later than 90 days after receipt of the demand, all at the expense of the Fund. Additionally, the 1940 Act requires shareholder votes for all amendments to fundamental investment policies and restrictions and for all investment advisory contracts and amendments thereto. Because the Fund is not required to hold annual meetings of shareholders, an anticipated date of the next regular meeting cannot be provided. If a shareholder has a proposal which such shareholder feels should be presented to all shareholders, the shareholder should send the proposal to the Fund. The proposal will be considered as appropriate at a meeting of the Board of Directors as soon as practicable. Should it be a matter which would have to be submitted to shareholders at a regular meeting, it will be presented at the next special or regular meeting of shareholders. In addition, should it be a matter which the Board of Directors deems of such significance as to require a special meeting, such a meeting will be called.

                   INFORMATION REGARDING THE FUND'S OFFICERS

    Certain information about the executive officers of the Fund is set forth below:

                                                                                      PRINCIPAL OCCUPATION AND BUSINESS
NAME OF OFFICER                         AGE             POSITION WITH FUND            EXPERIENCE DURING PAST FIVE YEARS
----------------------------------      ---      --------------------------------  ----------------------------------------
Paul H. Gooding...................          56   President and Director            Vice President and Treasurer of
                                                                                     Minnesota Mutual; President, Treasurer
                                                                                     and a Director of MIMLIC Management;
                                                                                     President and Director of Advantus
                                                                                     Capital Management, Inc.

Frederick P. Feuerherm............          50   Treasurer and Director            Second Vice President of Minnesota
                                                                                     Mutual; Vice President, Assistant
                                                                                     Secretary and Director of MIMLIC
                                                                                     Management
Donald F. Gruber..................          52   Secretary                         Senior Counsel of Minnesota Mutual

    The officers of the Fund serve at the pleasure of the Board of Directors of the Fund. Mr. Gooding has served as a Director and Officer since April, 1987. Mr. Feuerherm has been a Director and Officer of the

Fund since July, 1993. Mr. Gruber has served in his capacity since April, 1988. None of the Fund's officers and Directors has a family relationship with other officers and Directors of the Fund.

                                          Paul H. Gooding
                                          PRESIDENT

March 10, 1997

                                                                       EXHIBIT A

                        DIRECTORS AND PRINCIPAL OFFICERS
                                       OF
                        MIMLIC ASSET MANAGEMENT COMPANY

NAME                              OFFICE WITH MIMLIC MANAGEMENT       OTHER BUSINESS CONNECTIONS
------------------------------  ---------------------------------  ---------------------------------
Paul H. Gooding...............  President, Treasurer and Director  President, Secretary and
                                                                     Director, MIMLIC Corporation;
                                                                     Director, MIMLIC Imperial
                                                                     Corporation; Director, MIMLIC
                                                                     Venture Corporation; Vice
                                                                     President and Director, MIMLIC
                                                                     Funding, Inc.; Vice President
                                                                     and Director, Robert Street
                                                                     Energy, Inc.; Chairman of the
                                                                     Board, Director, Personal
                                                                     Finance Company; Vice President
                                                                     and Treasurer, The Minnesota
                                                                     Mutual Life Insurance Company;
                                                                     President and Director,
                                                                     Advantus Capital Management,
                                                                     Inc.

Guy M. de Lambert.............  Vice President, Secretary and      President and Director, MIMLIC
                                  Director                           Venture Corporation; Vice
                                                                     President, MIMLIC Funding,
                                                                     Inc.; President and Secretary,
                                                                     Robert Street Energy, Inc.;
                                                                     President and Director,
                                                                     Wedgewood Valley Golf, Inc.;
                                                                     Second Vice President, The
                                                                     Minnesota Mutual Life Insurance
                                                                     Company; President and
                                                                     Director, Personal Finance
                                                                     Company

Frederick P. Feuerherm........  Vice President, Assistant          Vice President, MIMLIC Funding,
                                  Secretary and Director             Inc.; Second Vice President,
                                                                     The Minnesota Mutual Life
                                                                     Insurance Company

NAME                              OFFICE WITH MIMLIC MANAGEMENT       OTHER BUSINESS CONNECTIONS
------------------------------  ---------------------------------  ---------------------------------
Alan J. Notvik................  Vice President and Assistant       President and Director, MIMLIC
                                  Secretary                          Funding, Inc.; Second Vice
                                                                     President, The Minnesota Mutual
                                                                     Life Insurance Company

James P. Tatera...............  Vice President and Assistant       Vice President, MIMLIC Funding,
                                  Secretary                          Inc.; Second Vice President,
                                                                     The Minnesota Mutual Life
                                                                     Insurance Company; Senior Vice
                                                                     President, Treasurer and
                                                                     Director, Advantus Capital
                                                                     Management, Inc.

Loren Haugland................  Vice President                     None

Lynne Mills...................  Vice President                     Vice President, Robert Street
                                                                     Energy, Inc.; Second Vice
                                                                     President, The Minnesota Mutual
                                                                     Life Insurance Company

Marilyn Froelich..............  Vice President                     None

Dianne Orbison................  Vice President                     Vice President, MIMLIC Venture
                                                                     Corporation; Second Vice
                                                                     President, The Minnesota Mutual
                                                                     Life Insurance Company

Joseph R. Betlej..............  Vice President                     Vice President, Secretary and
                                                                     Director, Wedgewood Valley
                                                                     Golf, Inc.; Vice President,
                                                                     MIMLIC Venture Corporation

Kay L. Scow...................  Vice President                     Vice President, Robert Street
                                                                     Energy, Inc.

                                                                       EXHIBIT B

                        DIRECTORS AND PRINCIPAL OFFICERS
                                       OF
                          VOYAGEUR FUND MANAGERS, INC.

NAME                              OFFICE WITH VOYAGEUR MANAGERS       OTHER BUSINESS CONNECTIONS
------------------------------  ---------------------------------  ---------------------------------
Michael E. Dougherty..........  Chairman                           Chairman of the Board, President
                                                                     and Chief Executive Officer of
                                                                     Dougherty Financial Group,
                                                                     Inc.; Chairman of Voyageur
                                                                     Companies, Inc., Dougherty
                                                                     Dawkins, Inc., Voyageur Asset
                                                                     Management Group, Inc.,
                                                                     Voyageur Fund Managers, Inc.,
                                                                     Voyageur Fund Distributors,
                                                                     Inc., Voyageur International
                                                                     Asset Managers, Ltd., Segall
                                                                     Bryant & Hamill, and The
                                                                     Clifton Group

John G. Taft..................  President                          President (since 1991) and
                                                                     Director (since 1993) of
                                                                     Voyageur Fund Managers, Inc.;
                                                                     Director (since 1993) and
                                                                     Executive Vice President of
                                                                     Voyageur Fund Distributors,
                                                                     Inc.

Jane M. Wyatt.................  Chief Investment Officer           Director and Chief Investment
                                                                     Officer of Voyageur Fund
                                                                     Managers, Inc. since 1993;
                                                                     Director of Voyageur Fund
                                                                     Distributors, Inc. since 1993

Edward J. Kohler..............  Executive Vice President           Director and Executive Vice
                                                                     President of Voyageur Fund
                                                                     Managers, Inc. and Director of
                                                                     Voyageur Fund Distributors,
                                                                     Inc. since 1995

NAME                              OFFICE WITH VOYAGEUR MANAGERS       OTHER BUSINESS CONNECTIONS
------------------------------  ---------------------------------  ---------------------------------
Frank C. Tonnemaker...........  Executive Vice President           Director of Voyageur Fund
                                                                     Managers, Inc. and Voyageur
                                                                     Fund Distributors, Inc. since
                                                                     1993; Executive Vice President
                                                                     of Voyageur Fund Managers, Inc.
                                                                     since 1994

Steven B. Johansen............  Secretary                          Secretary of Dougherty Financial
                                                                     Group, Inc., Voyageur Fund
                                                                     Distributors, Inc. and
                                                                     Dougherty Dawkins, Inc. since
                                                                     1995

Thomas J. Abood...............  Senior Vice President; General     Senior Vice President (since
                                  Counsel                            1995) and General Counsel
                                                                     (since October 1994) of
                                                                     Voyageur Fund Managers, Inc.,
                                                                     Voyageur Fund Distributors,
                                                                     Inc., and Voyageur Companies,
                                                                     Inc.

Kenneth R. Larsen.............  Treasurer                          Treasurer of Voyageur Fund
                                                                     Managers, Inc. and Voyageur
                                                                     Fund Distributors, Inc. since
                                                                     1990

                                                                       EXHIBIT C

                        DIRECTORS AND PRINCIPAL OFFICERS
                                       OF
                       TEMPLETON INVESTMENT COUNSEL, INC.

NAME                            OFFICE WITH TEMPLETON COUNSEL                OTHER BUSINESS CONNECTIONS
---------------------------  -----------------------------------  ------------------------------------------------
Charles E. Johnson.........  Chairman                             Senior Vice President and Director of Franklin
                                                                    Resources, Inc.; President and Director of
                                                                    Templeton Worldwide, Inc.

Donald F. Reed.............  Director and President               President, CEO and Director of Templeton
                                                                    Management Limited

Martin L. Flanagan.........  Director and Executive Vice          Senior Vice President, Chief Financial Officer
                               President                            and Treasurer of Franklin Resources, Inc.

Gregory E. McGowan.........  Director and Executive Vice          Attorney--International Marketing
                               President

Gary P. Motyl..............  Director and Executive Vice          Equity Research and Portfolio Management
                               President

Elizabeth M. Knoblock......  Senior Vice President, Secretary     Attorney
                               and General Counsel

                                                                       EXHIBIT D

                        DIRECTORS AND PRINCIPAL OFFICERS
                                       OF
                        WINSLOW CAPITAL MANAGEMENT, INC.

NAME                                      OFFICE WITH WINSLOW CAPITAL            OTHER BUSINESS CONNECTIONS
------------------------------------  ------------------------------------  ------------------------------------
Clark J. Winslow....................  President and Director                President, Portfolio Manager and
                                                                              Director, Winslow Capital
                                                                              Management, Inc.

Gail M. Knappenberger...............  Executive Vice President and          Executive Vice President, Portfolio
                                        Director                              Manager and Director, Winslow
                                                                              Capital Management, Inc.

Richard E. Pyle.....................  Executive Vice President and          Executive Vice President, Portfolio
                                        Director                              Manager and Director, Winslow
                                                                              Capital Management, Inc.

Jon R. Foust........................  Managing Director                     Managing Director, Winslow Capital
                                                                              Management, Inc.; Vice President
                                                                              of Institutional Marketing and
                                                                              Client Service, Investment
                                                                              Advisers, Inc.

Lynne P. Pelos......................  Vice President                        Vice President and Chief
                                                                              Administrative Officer, Winslow
                                                                              Capital Management, Inc.

Gail L. Kummer......................  Vice President                        Vice President and Trader, Winslow
                                                                              Capital Management, Inc.

                                                                       EXHIBIT E

                        DIRECTORS AND PRINCIPAL OFFICERS
                                       OF
                       ADVANTUS CAPITAL MANAGEMENT, INC.

                              OFFICE WITH ADVANTUS
NAME                                CAPITAL                            OTHER BUSINESS CONNECTIONS
-------------------------  --------------------------  ----------------------------------------------------------
Paul H. Gooding..........  President and Director      President, Secretary and Director, MIMLIC Corporation;
                                                         Director, MIMLIC Imperial Corporation; Director, MIMLIC
                                                         Venture Corporation; Vice President and Director, MIMLIC
                                                         Funding, Inc.; Vice President and Director, Robert
                                                         Street Energy, Inc.; Chairman of the Board, Director,
                                                         Personal Finance Company; Vice President and Treasurer,
                                                         The Minnesota Mutual Life Insurance Company; President,
                                                         Treasurer and Director, MIMLIC Asset Management Company

James P. Tatera..........  Senior Vice President,      Vice President, MIMLIC Funding, Inc.; Second Vice
                             Treasurer and Director      President, The Minnesota Mutual Life Insurance Company;
                                                         Vice President and Assistant Secretary, MIMLIC Asset
                                                         Management Company

Jeffrey R. Erickson......  Vice President              Investment Officer, The Minnesota Mutual Life Insurance
                                                         Company; Investment Officer, MIMLIC Asset Management
                                                         Company

Matthew D. Finn..........  Vice President              Investment Officer, The Minnesota Mutual Life Insurance
                                                         Company; Investment Officer, MIMLIC Asset Management
                                                         Company

Thomas A. Gunderson......  Vice President              Investment Officer, The Minnesota Mutual Life Insurance
                                                         Company; Investment Officer, MIMLIC Asset Management
                                                         Company

Wayne Schmidt............  Vice President              Investment Officer, The Minnesota Mutual Life Insurance
                                                         Company; Investment Officer, MIMLIC Asset Management
                                                         Company; Treasurer and Assistant Secretary, Robert
                                                         Street Energy, Inc.; Secretary/Treasurer, MIMLIC
                                                         Funding, Inc.

Kent R. Weber............  Vice President              Investment Officer, The Minnesota Mutual Life Insurance
                                                         Company; Investment Officer, MIMLIC Asset Management
                                                         Company

Mark Gorman..............  Vice President              Advantus Marketing Director, The Minnesota Mutual Life
                                                         Insurance Company; Advantus Marketing Director, MIMLIC
                                                         Asset Management Company

Kevin J. Hiniker.........  Secretary                   Investment Officer, The Minnesota Mutual Life Insurance
                                                         Company; Associate General Counsel, MIMLIC Asset
                                                         Management Company; Assistant Secretary, Robert Street
                                                         Energy, Inc.

                                                                       EXHIBIT F

                         INVESTMENT ADVISORY AGREEMENT

    THIS AGREEMENT, made this     day of          , 1997, by and between MIMLIC
Series Fund, Inc., a Minnesota corporation (the "Fund") and Advantus Capital Management, Inc., a Minnesota corporation ("Adviser");

                                  WITNESSETH:

    WHEREAS, the Fund is engaged in business as a diversified open-end management investment company registered as such under the Investment Company Act of 1940 (the "Investment Company Act") and offers for sale distinct series of shares of common stock (each a "Portfolio"), each of which Portfolios pursues its investment objectives through separate policies;

    WHEREAS, the Adviser is engaged in rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940;

    WHEREAS, the Fund desires and intends to have one or more investment advisers ("Sub-Advisers") provide investment advisory and portfolio management services with respect to the Portfolios other than those Portfolios managed by the Adviser; and

    WHEREAS, the Fund desires to appoint the Adviser to provide investment advisory and management services to the Fund and each Portfolio as now exists and as hereafter may be established in the manner and on the terms hereinafter set forth, and the Adviser is willing to furnish such services.

    NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties do hereby agree as follows:

SECTION 1.  APPOINTMENT OF ADVISER

    The Fund appoints the Adviser to act as the investment adviser to and manager of the Fund and the Portfolios, to manage the investment and reinvestment of the assets of those Portfolios and to administer each Portfolio's affairs subject to the supervision of the Board of Directors of the Fund on the terms and conditions set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement.

    The Adviser will for all purposes provided in this Agreement be deemed to be an independent contractor and will have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund, unless otherwise expressly provided or authorized either in this Agreement or in another writing by the Fund. The Fund retains the ultimate responsibility and authority for direction and control of the services provided by the Adviser pursuant to this Agreement.

SECTION 2.  DUTIES OF THE ADVISER

    The investment of the assets of the Fund shall at all times be subject to the applicable provisions of the Articles of Incorporation, the Bylaws, the Registration Statement, the current Prospectus and the Statement of Additional Information of the Fund and shall conform to the investment objectives, policies and restrictions of the Fund as set forth in such documents and as interpreted from time to time by the Board of Directors of the Fund. Within the framework of the investment objectives, policies and restrictions of the Fund, the Adviser shall have the sole and exclusive responsibility for the management of the Fund's several Portfolios and the making and execution of all investment decisions for the Fund and those Portfolios which the Adviser manages directly.

    In carrying out its obligations to manage the investments and reinvestments of the assets of the Portfolios of the Fund, the Adviser shall: (1) obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Fund's Portfolios or are under consideration for inclusion therein; (2) formulate and implement a continuous investment program for each Portfolio consistent with the investment objective and related investment policies for each such Portfolio as set forth in the Fund's registration statement, as amended; and (3) take such steps as are necessary to implement the aforementioned investment programs by purchase and sale of securities including the placing of orders for such purchases and sales.

    The Adviser shall report to the Board of Directors of the Fund regularly at such times and in such detail as the Board may from time to time determine to be appropriate in order to permit the Board to determine the adherence of the Adviser to the investment objectives, policies and restrictions of the Fund and of each of its Portfolios.

    The Adviser shall, at its own expense, furnish the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser shall arrange for officers or employees of the Adviser to serve without compensation from the Fund as directors, officers or employees of the Fund if duly elected or appointed to such positions by the shareholders, directors or officers of the Fund.

    The Adviser shall maintain all records necessary in the operation of the Fund including records pertaining to its shareholders and investments. The Adviser hereby acknowledges that all such records are the property of the Fund, and in the event that a transfer of management or investment advisory services to someone other than the Adviser should ever occur, the Adviser will promptly and at its own cost, take all steps necessary to segregate such records and deliver them to the Fund.

SECTION 3.  COMPENSATION FOR SERVICES

    In payment for the investment advisory services to be rendered by the Adviser hereunder, the Fund shall pay to the Adviser as full compensation for all services hereunder a fee computed separately for each Portfolio at an annual rate, as set forth in Schedule A to this Agreement.

    The amount of the fees as set forth in Schedule A hereto will be deducted on each business day from the value of each Portfolio of the Fund prior to determining the Portfolio's net asset value for the day and it shall be transmitted or credited to the Adviser. The fee shall be based on the net asset values of all of the issued and outstanding shares of such Portfolio of the Fund as determined as of the close of each business day pursuant to the Articles of Incorporation, Bylaws and currently effective Prospectus and Statement of Additional Information of the Fund.

SECTION 4.  USE OF SUB-ADVISER

    (a) Subject to the supervision and direction of the Board of Directors, the Adviser will provide to the Fund investment management evaluation services with respect to certain Portfolios principally by performing initial review of prospective Sub-Advisers for those Portfolios and supervising and monitoring Sub-Adviser performance thereafter. The Adviser agrees to report to the Fund the results of its evaluation, supervision and monitoring functions and to keep certain books and records of the Fund in connection therewith. The Adviser further agrees to communicate performance expectations and evaluations to the Sub-Advisers, and to recommend to the Fund whether agreements with Sub-Advisers should be renewed, modified or terminated.

    (b) The Adviser is responsible for informing the Sub-Advisers of the investment objective(s), policies and restrictions of the Portfolio(s) for which the Sub-Adviser is responsible, for informing or ascertaining that it is aware of other legal and regulatory responsibilities applicable to the Sub-Adviser with respect to the Portfolio(s) for which the Sub-Adviser is responsible, and is not responsible for the specific actions (or inactions) of a Sub-Adviser in the performance of the duties assigned to it.

    (c) The Adviser shall enter into an agreement(s) ("Sub-Advisory Agreement") with one or more Sub-Advisers for each Portfolio which the Adviser does not manage directly. The Sub-Advisory Agreement between the Adviser and any Sub-Adviser shall be subject to the approval of the Fund's Board of Directors.

    (d) The Adviser shall be responsible for the fees payable to and shall pay the Sub-Adviser of each Portfolio the fee as specified in the Sub-Advisory Agreement relating thereto.

SECTION 5.  ALLOCATION OF EXPENSES

    In addition to the fee described in Section 3 hereof, the Fund shall pay all its costs and expenses which are not assumed by the Adviser. These Fund expenses include, by way of example, but not by way of limitation, all expenses incurred in the operation of the Fund including, among others, interest, taxes, brokerage fees and commissions, fees of the directors who are not employees of the Adviser or any of its affiliates, expenses of the directors' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, association membership dues, charges of custodians, auditing and legal expenses. The Fund will also pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. The Adviser shall bear all advertising and promotional expenses in connection with the distribution of the Fund's shares, including paying for the printing of Prospectuses and Statements of Additional Information for new shareholders, shareholder reports for new shareholders and the costs of sales literature.

    Each Portfolio will bear all expenses that may be incurred with respect to its individual operation, including but not limited to transaction expenses, advisory fees, brokerage, interest, taxes and the charges of the custodian. The Fund will pay all other expenses not attributable to a specific Portfolio, but those expenses will be allocated among the Portfolios on the basis of the size of their respective net assets unless otherwise allocated by the Board of Directors of the Fund.

SECTION 6.  FREEDOM TO DEAL WITH THIRD PARTIES

    The Adviser shall be free to render services to others, including other investment companies, similar to those rendered under this Agreement or of a different nature except as such services may conflict with the services to be rendered or the duties to be assumed hereunder. It is understood and agreed that the officers, directors and employees of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or employees of any other firm or corporation, including other investment companies.

SECTION 7.  CONFLICTS OF INTEREST

    It is understood that directors, officers, agents and stockholders of the Fund are or may be interested in the Adviser as directors, officers, stockholders, or otherwise; that directors, officers, agents and stockholders of the Adviser are or may be interested in the Fund as directors, officers, stockholders or otherwise; that the Adviser may be interested in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Articles of Incorporation of the Fund and the Adviser, respectively, or by specific provision of applicable law.

SECTION 8.  REGULATION

    The Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

SECTION 9.  DURATION AND TERMINATION OF AGREEMENT

    This Agreement shall become effective upon its approval by the shareholders of the class of capital stock of each Portfolio, which shall be the date of its execution first above written. This Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund, provided that in either event such continuance shall also be approved by the vote of a majority of the directors of the Fund who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of this Agreement or of any continuance of this Agreement shall be effective with respect to a Portfolio if a majority of the outstanding voting securities of the class (as defined in Rule 18f-2(h) under the Investment Company Act) of capital stock of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of the Fund.

    If the shareholders of a class of capital stock of any Portfolio to which this Agreement relates fail to approve the Agreement or any continuance of the Agreement, the Adviser will continue to act as investment adviser with respect to such Portfolio pending the required approval of the Agreement or its continuance, of a new contract with the Adviser or a different adviser or other definitive action; provided, that the compensation received by the Adviser in respect of the Portfolio during such period will be no more than its actual costs incurred in furnishing investment advisory and management services to the Portfolio or the amount it would have received under the Agreement in respect of the Portfolio, whichever is less.

    This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund or by the Adviser, on sixty days' written notice to the other party. This Agreement will automatically terminate in the event of its assignment (as defined in the Investment Company Act).

SECTION 10.  AMENDMENTS TO THE AGREEMENT

    This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the outstanding voting securities of the Fund and by the vote of a majority of the directors of the Fund who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to any Portfolio to which this Agreement relates if a majority of the outstanding voting securities of the class of capital stock of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of the Fund.

SECTION 11.  NOTICE OF INFORMATION

    Each party hereto shall advise the others promptly of (a) any action of the Securities and Exchange Commission or any authorities of any state or territory, of which it has knowledge, affecting registration or qualification of the Fund, and (b) the happening of any event which makes untrue any statement, or which requires the making of any change, in the registration statement or prospectus in order to make the statements therein not misleading.

SECTION 12.  ENTIRE AGREEMENT

    This Agreement contains the entire understanding and agreement of the parties.

SECTION 13.  HEADINGS

    The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

SECTION 14.  RECEIPT OF NOTICES

    Any notice under this Agreement shall be in writing, addressed, delivered or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for the receipt of such notice.

    IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

      MIMLIC SERIES FUND, INC.

By
      -------------------------
           Paul H. Gooding
              PRESIDENT

          ADVANTUS CAPITAL
          MANAGEMENT, INC.

By
      -------------------------
           Paul H. Gooding
              PRESIDENT

                                   SCHEDULE A
                                     TO THE
                         INVESTMENT ADVISORY AGREEMENT

    As compensation for the services to be rendered and the charges and expenses to be assumed and paid by the Adviser, each Portfolio shall pay the Adviser an annual fee based on the average daily net asset value of the respective Portfolio in accordance with Section 3 of the Investment Advisory Agreement and the following schedule:

PORTFOLIO                                                                              FEE RATE
-------------------------------------------------------------------  ---------------------------------------------
Money Market Portfolio.............................................  0.50%

Stock Portfolio....................................................  0.50%

Bond Portfolio.....................................................  0.50%

Managed Portfolio..................................................  0.50%

Mortgage Securities Portfolio......................................  0.50%

Index Portfolio....................................................  0.40%

Aggressive Growth Portfolio........................................  0.75%

International Stock Portfolio......................................  1.00% on the first $10 million in assets
                                                                     0.90% on the next $15 million in assets
                                                                     0.80% on the next $25 million in assets
                                                                     0.75% on the next $50 million in assets
                                                                     0.65% on the next $100 million in assets

Small Company Portfolio............................................  0.75%

Maturing Government Bond--1998 Portfolio...........................  0.05% from inception to April 30, 1998
                                                                     0.25% from May 1, 1998 and thereafter

Maturing Government Bond--2002 Portfolio...........................  0.05% from inception to April 30, 1998
                                                                     0.25% from May 1, 1998 and thereafter

Maturing Government Bond--2006 Portfolio...........................  0.25%

Maturing Government Bond--2010 Portfolio...........................  0.25%

Value Stock Portfolio..............................................  0.50%

Small Company Value Portfolio......................................  0.75%

Index 400 Mid-Cap Portfolio........................................  0.40%

Micro-Cap Value Portfolio..........................................  1.25%

Macro-Cap Value Portfolio..........................................  0.70%

Micro-Cap Growth Portfolio.........................................  1.10%

International Bond Portfolio.......................................  0.60%

MIMLIC Series Fund, Inc.                                                   PROXY
400 Robert Street North                          REGULAR MEETING OF SHAREHOLDERS
St. Paul, Minnesota  55101-2098                                   APRIL 24, 1997

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned Shareholder of MIMLIC Series Fund, Inc. (the "Fund") of Saint Paul, Minnesota, namely The Minnesota Mutual Life Insurance Company (herein "Minnesota Mutual") hereby appoints Paul H. Gooding, Donald F. Gruber, and Eric
J. Bentley or any one of them as proxies, with full power of substitution and revocation, to represent the undersigned and to cast all votes to which the undersigned is entitled by virtue of being a Shareholder at the Regular Meeting of Shareholders of the Fund to be held at the principal office of the Fund, 400 Robert Street North, Saint Paul, Minnesota, on April 24, 1997, at 9:30 A.M., and at any adjournment thereof, with all powers the undersigned would possess if present in person. This proxy shall be voted upon the matters specified and, in the discretion of the proxies, upon all other matters as may properly come before the meeting.

     (1)  Election of Directors

          / /  For all nominees listed below      / /  Withhold Authority to
               (except as marked to the                vote for all nominees
               contrary)                               listed below

     (Instruction: To withhold authority to vote for any individual nominee, mark the box next to the nominee's name.)

          / /  Charles E. Arner    / /  Ellen S. Berscheid  / /  Ralph D. Ebbott

               / /  Frederick P. Feuerherm        / /  Paul H. Gooding

     (2) the ratification or rejection of the selection of KPMG Peat Marwick LLP as the independent certified public accountant for the year ending December 31, 1997.

     Percentage of Shares to be Voted:  FOR        AGAINST        ABSTAIN
                                           -------        -------        -------

     (3) the recommendation to shareholders of the MIMLIC Series Fund, Inc. that they approve the amendment to Article I of the Articles of Incorporation, changing the name of the Fund from MIMLIC Series Fund, Inc. to Advantus Series Fund, Inc.

     Percentage of Shares to be Voted:  FOR        AGAINST        ABSTAIN
                                           -------        -------        -------

     (4) the recommendation to shareholders of the MIMLIC Series Fund, Inc. that they approve the amendment to Article IV of the Articles of Incorporation changing the total number of shares authorized for issue in the Fund and establishing share allocation among the existing Portfolios.

     Percentage of Shares to be Voted:  FOR        AGAINST        ABSTAIN
                                           -------        -------        -------

     (5) the recommendation to shareholders of the MIMLIC Series Fund, Inc. that they approve the Investment Advisory Agreement by and between MIMLIC Series Fund, Inc. and Advantus Capital Management, Inc., as approved by the Directors of the Fund on January 14, 1997.

          APPROVAL OF THIS PROPOSAL WILL NOT RESULT IN ANY INCREASE IN THE FEES AND EXPENSES INCURRED BY THE PORTFOLIO OR THE FUND.

     Percentage of Shares to be Voted:   FOR      AGAINST       ABSTAIN
                                           -------       -------       -------

     (6) the recommendation to shareholders that the proposed Manager of Managers Structure be approved by shareholders of the Fund and its Portfolios, as approved by the Directors of the Fund on January 14, 1997.

     Percentage of Shares to be Voted:  FOR        AGAINST        ABSTAIN
                                           -------        -------        -------

     (7) the recommendation to shareholders of the Capital Appreciation Portfolio that they approve the Investment Sub-Advisory Agreement by and between Advantus Capital Management, Inc. and Winslow Capital Management Inc. APPROVAL OF THIS PROPOSAL WILL NOT RESULT IN ANY INCREASE IN THE FEES AND EXPENSES INCURRED BY THE PORTFOLIO OR THE FUND.

     Percentage of Shares to be Voted:  FOR        AGAINST        ABSTAIN
                                           -------        -------        -------

     (8) the recommendation to shareholders of the International Stock Portfolio that they approve the Investment Sub-Advisory Agreement by and between Advantus Capital Management, Inc. and Templeton Investment Counsel, Inc. APPROVAL OF THIS PROPOSAL WILL NOT RESULT IN ANY INCREASE IN THE FEES AND EXPENSES INCURRED BY THE PORTFOLIO OR THE FUND.

     Percentage of Shares to be Voted:  FOR        AGAINST        ABSTAIN
                                           -------        -------        -------

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED AND AS DESCRIBED HEREIN. SHARES OF THE FUND HELD IN THE VARIABLE LIFE ACCOUNT, THE VARIABLE ANNUITY ACCOUNT, THE VARIABLE FUND D, THE GROUP VARIABLE ANNUITY ACCOUNT AND THE VARIABLE UNIVERSAL LIFE ACCOUNT (THE "ACCOUNTS") WILL BE VOTED BY MINNESOTA MUTUAL AT THE REGULAR AND SPECIAL MEETINGS OF THE FUND. SHARES WILL BE VOTED BY MINNESOTA MUTUAL IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM CONTRACT OWNERS WITH VOTING INTERESTS IN EACH SUB-ACCOUNT OF THE ACCOUNTS. IN THE EVENT NO INSTRUCTIONS ARE RECEIVED FROM A CONTRACT OWNER, WITH RESPECT TO SHARES OF A PORTFOLIO HELD BY A SUB-ACCOUNT, MINNESOTA MUTUAL WILL VOTE SUCH SHARES OF THE PORTFOLIO AND SHARES NOT ATTRIBUTABLE TO CONTRACTS IN THE SAME PROPORTION AS SHARES OF THE PORTFOLIO HELD BY SUCH SUB-ACCOUNT FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED. THE NUMBER OF VOTES WHICH ARE AVAILABLE TO A CONTRACT OWNER WILL BE CALCULATED SEPARATELY FOR EACH SUB-ACCOUNT OF THE ACCOUNTS. IF, HOWEVER, THE INVESTMENT COMPANY ACT OF 1940 OR ANY REGULATION UNDER THAT ACT SHOULD CHANGE SO THAT MINNESOTA MUTUAL MAY BE ALLOWED TO VOTE SHARES IN ITS OWN RIGHT, THEN IT MAY ELECT TO DO SO.

The undersigned hereby acknowledges receipt of the Notice to Shareholders of Regular Meeting and the Proxy Statement dated March 3, 1997, and revokes any proxy heretofore given with respect to the votes covered by this proxy.


                                  Date                                   , 1997
                                        ----------------------------------

                                  Signature
                                             -----------------------------------

                                  Title   President and Chief Executive Officer
                                        ----------------------------------------

                  THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY
                            400 ROBERT STREET NORTH
                         ST. PAUL, MINNESOTA 55101-2098

This voting instruction form is solicited on behalf of the Board of Directors.

Instructions for voting shares of MIMLIC Series Fund, Inc. (the "Fund") held by The Minnesota Mutual Life Insurance Company ("Minnesota Mutual") at the Regular Meeting of Shareholders of the Fund on April 24, 1997.

Please check in the appropriate boxes below, date this form and sign it exactly as your name appears below. Your signature acknowledges receipt of the Notice of Regular Meeting and Proxy Statement dated March 3, 1997. Shares will be voted in accordance with these instructions at the special meeting or any adjournment thereof.

Minnesota Mutual is instructed to vote as indicated below. IF NO CHOICE IS INDICATED, RETURN OF THE SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE FOR THE APPROVAL OF AN INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN MIMLIC ASSET MANAGEMENT COMPANY AND VOYAGEUR FUND MANAGERS, INC. If any other matter properly comes before the meeting, Minnesota Mutual will vote in accordance with its best judgment.

(1)  Election of  / /  For all nominees listed below  / /  Withhold Authority
     Directors         (except as marked to the            to vote for all
                       contrary)                           nominees listed
                                                           below
     (Instruction: To withhold authority to vote for any individual nominee, mark the box next to the nominee's name.)
     / / CHARLES E. ARNER / / ELLEN S. BERSCHEID / / RALPH D. EBBOTT
                   / / FREDERICK P. FEUERHERM / / PAUL H. GOODING
(2)  To approve or disapprove the selection of KPMG Peat Marwick LLP as the independent certified public accountant for the year ending December 31,
     1997.
                  / /  FOR             / /  AGAINST             / /  ABSTAIN

        (CONTINUED, AND TO BE COMPLETED AND SIGNED ON THE REVERSE SIDE)

(3)  To approve or disapprove the amendment to Article I of the Articles of
     Incorporation, changing the name of the Fund from MIMLIC Series Fund, Inc.
     to Advantus Series Fund, Inc.
                  / /  FOR             / /  AGAINST             / /  ABSTAIN
(4)  To approve or disapprove the amendment to Article IV of the Articles of
     Incorporation changing the total number of shares authorized for issue in the Fund and establishing share allocation among the existing Portfolios.
                  / /  FOR             / /  AGAINST             / /  ABSTAIN
     To approve or disapprove the Investment Advisory Agreement by and between
(5)  MIMLIC Series Fund, Inc. and Advantus Capital Management, Inc., as
     approved by the Directors of the Fund on January 14, 1997. APPROVAL OF
     THIS PROPOSAL WILL NOT RESULT IN ANY INCREASE IN THE FEES AND EXPENSES
     INCURRED BY THE PORTFOLIO OR THE FUND.
                  / /  FOR             / /  AGAINST             / /  ABSTAIN
(6)  To approve or disapprove the proposed Manager of Managers Structure, as approved by the Directors of the Fund on January 14, 1997.
                  / /  FOR             / /  AGAINST             / /  ABSTAIN

NOTE: PLEASE DATE THIS VOTING INSTRUCTION AND SIGN YOUR NAME IN THE EXACT FORM AS IT APPEARS HEREIN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. WHEN SIGNED AS "TRUSTEE" OR "EMPLOYER," PLEASE GIVE FULL TITLE AS SUCH.

                                        ----------------------------------------
                                                       SIGNATURE

                                                         DATE,

--------------------------------------------------------------------------------
                                                         ,1997

                  THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY
                            400 ROBERT STREET NORTH
                         ST. PAUL, MINNESOTA 55101-2098

This voting instruction form is solicited on behalf of the Board of Directors.

Instructions for voting shares of MIMLIC Series Fund, Inc. (the "Fund") held by The Minnesota Mutual Life Insurance Company ("Minnesota Mutual") at the Regular Meeting of Shareholders of the Fund on April 24, 1997.

Please check in the appropriate boxes below, date this form and sign it exactly as your name appears below. Your signature acknowledges receipt of the Notice of Regular Meeting and Proxy Statement dated March 3, 1997. Shares will be voted in accordance with these instructions at the special meeting or any adjournment thereof.

Minnesota Mutual is instructed to vote as indicated below. IF NO CHOICE IS INDICATED, RETURN OF THE SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE FOR THE APPROVAL OF AN INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN MIMLIC ASSET MANAGEMENT COMPANY AND VOYAGEUR FUND MANAGERS, INC. If any other matter properly comes before the meeting, Minnesota Mutual will vote in accordance with its best judgment.

(1)  Election of  / /  For all nominees listed below  / /  Withhold Authority
     Directors         (except as marked to the            to vote for all
                       contrary)                           nominees listed
                                                           below
     (Instruction: To withhold authority to vote for any individual nominee, mark the box next to the nominee's name.)
     / / CHARLES E. ARNER    / / ELLEN S. BERSCHEID    / / RALPH D.
     EBBOTT
     / / FREDERICK P. FEUERHERM    / / PAUL H.
     GOODING
(2)  To approve or disapprove the selection of KPMG Peat Marwick LLP as the independent certified public accountant for the year ending December 31,
     1997.
                    / /   FOR               / /   AGAINST               / /   ABSTAIN

        (CONTINUED, AND TO BE COMPLETED AND SIGNED ON THE REVERSE SIDE)

(3)  To approve or disapprove the amendment to Article I of the Articles of
     Incorporation, changing the name of the Fund from MIMLIC Series Fund, Inc.
     to Advantus Series Fund, Inc.
                    / /   FOR               / /   AGAINST               / /   ABSTAIN
(4)  To approve or disapprove the amendment to Article IV of the Articles of
     Incorporation changing the total number of shares authorized for issue in the Fund and establishing share allocation among the existing Portfolios.
                    / /   FOR               / /   AGAINST               / /   ABSTAIN
     To approve or disapprove the Investment Advisory Agreement by and between
(5)  MIMLIC Series Fund, Inc. and Advantus Capital Management, Inc., as
     approved by the Directors of the Fund on January 14, 1997. APPROVAL OF
     THIS PROPOSAL WILL NOT RESULT IN ANY INCREASE IN THE FEES AND EXPENSES
     INCURRED BY THE PORTFOLIO OR THE FUND.
                    / /   FOR               / /   AGAINST               / /   ABSTAIN
(6)  To approve or disapprove the proposed Manager of Managers Structure, as approved by the Directors of the Fund on January 14, 1997.
                    / /   FOR               / /   AGAINST               / /   ABSTAIN
     For Shareholders of the Capital Appreciation Portfolio Only:
     To approve or disapprove the Investment Sub-Advisory Agreement by and
(7)  between Advantus Capital Management, Inc. and Winslow Capital Management
     Inc. APPROVAL OF THIS PROPOSAL WILL NOT RESULT IN ANY INCREASE IN THE FEES
     AND EXPENSES INCURRED BY THE PORTFOLIO OR THE FUND.
                    / /   FOR               / /   AGAINST               / /   ABSTAIN

NOTE: PLEASE DATE THIS VOTING INSTRUCTION AND SIGN YOUR NAME IN THE EXACT FORM AS IT APPEARS HEREIN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. WHEN SIGNED AS "TRUSTEE" OR "EMPLOYER," PLEASE GIVE FULL TITLE AS SUCH.

                                       -----------------------------------------
                                                       SIGNATURE

                                                         DATE,
                                       -----------------------------------------
                                                         ,1997

                  THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY
                            400 ROBERT STREET NORTH
                         ST. PAUL, MINNESOTA 55101-2098

This voting instruction form is solicited on behalf of the Board of Directors.

Instructions for voting shares of MIMLIC Series Fund, Inc. (the "Fund") held by The Minnesota Mutual Life Insurance Company ("Minnesota Mutual") at the Regular Meeting of Shareholders of the Fund on April 24, 1997.

Please check in the appropriate boxes below, date this form and sign it exactly as your name appears below. Your signature acknowledges receipt of the Notice of Regular Meeting and Proxy Statement dated March 3, 1997. Shares will be voted in accordance with these instructions at the special meeting or any adjournment thereof.

Minnesota Mutual is instructed to vote as indicated below. IF NO CHOICE IS INDICATED, RETURN OF THE SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE FOR THE APPROVAL OF AN INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN MIMLIC ASSET MANAGEMENT COMPANY AND VOYAGEUR FUND MANAGERS, INC. If any other matter properly comes before the meeting, Minnesota Mutual will vote in accordance with its best judgment.

(1)        Election of Directors       / /     For all nominees listed below        / /     Withhold Authority to vote
                                               (except as marked to the                     for
                                               contrary)                                    all nominees listed below
           / /  CHARLES E. ARNER            / /  ELLEN S. BERSCHEID            / /  RALPH D. EBBOTT
           / /  FREDERICK P. FEUERHERM            / /  PAUL H. GOODING
           (Instruction: To withhold authority to vote for any individual nominee, mark the box next to the nominee's name.)

           ------------------------------------------------------------------------------------------------------------
(2)        To approve or disapprove the selection of KPMG Peat Marwick LLP as the independent certified public accountant for the year ending December 31, 1997.
           / /  FOR            / /  AGAINST            / /  ABSTAIN

        (CONTINUED, AND TO BE COMPLETED AND SIGNED ON THE REVERSE SIDE)

(3)        To approve or disapprove the amendment to Article I of the Articles of Incorporation, changing the name of the Fund from MIMLIC Series Fund, Inc. to Advantus Series Fund, Inc.
           / /  FOR            / /  AGAINST            / /  ABSTAIN
(4)        To approve or disapprove the amendment to Article IV of the Articles of Incorporation changing the total number of shares authorized for issue in the Fund and establishing share allocation among the existing
           Portfolios.
           / /  FOR            / /  AGAINST            / /  ABSTAIN
(5)        To approve or disapprove the Investment Advisory Agreement by and between MIMLIC Series Fund, Inc. and
           Advantus Capital Management, Inc., as approved by the Directors of the Fund on January 14, 1997. APPROVAL OF
           THIS PROPOSAL WILL NOT RESULT IN ANY INCREASE IN THE FEES AND EXPENSES INCURRED BY THE PORTFOLIO OR THE
           FUND.
           / /  FOR            / /  AGAINST            / /  ABSTAIN
(6)        To approve or disapprove the proposed Manager of Managers Structure, as approved by the Directors of the
           Fund on January 14, 1997.
           / /  FOR            / /  AGAINST            / /  ABSTAIN
           For Shareholders of the International Stock Portfolio Only:
(7)        To approve or disapprove the Investment Sub-Advisory Agreement by and between Advantus Capital Management,
           Inc. and Templeton Investment Counsel, Inc. APPROVAL OF THIS PROPOSAL WILL NOT RESULT IN ANY INCREASE IN THE
           FEES AND EXPENSES INCURRED BY THE PORTFOLIO OR THE FUND.
           / /  FOR            / /  AGAINST            / /  ABSTAIN

NOTE: PLEASE DATE THIS VOTING INSTRUCTION AND SIGN YOUR NAME IN THE EXACT FORM AS IT APPEARS HEREIN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. WHEN SIGNED AS "TRUSTEE" OR "EMPLOYER," PLEASE GIVE FULL TITLE AS SUCH.

                                        ----------------------------------------
                                                       SIGNATURE

                                                         DATE,

--------------------------------------------------------------------------------
                                                         ,1997

                  THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY
                            400 ROBERT STREET NORTH
                         ST. PAUL, MINNESOTA 55101-2098

This voting instruction form is solicited on behalf of the Board of Directors.

Instructions for voting shares of MIMLIC Series Fund, Inc. (the "Fund") held by The Minnesota Mutual Life Insurance Company ("Minnesota Mutual") at the Regular Meeting of Shareholders of the Fund on April 24, 1997.

Please check in the appropriate boxes below, date this form and sign it exactly as your name appears below. Your signature acknowledges receipt of the Notice of Regular Meeting and Proxy Statement dated March 3, 1997. Shares will be voted in accordance with these instructions at the special meeting or any adjournment thereof.

Minnesota Mutual is instructed to vote as indicated below. If no choice is indicated, return of the signed form shall be considered as instructions to vote FOR the approval of an investment sub-advisory agreement between MIMLIC Asset Management Company and Voyageur Fund Managers, Inc. If any other matter properly comes before the meeting, Minnesota Mutual will vote in accordance with its best judgment.

(1)        Election of Directors           / /     For all nominees listed below          / /     Withhold Authority to vote
                                                   (except as marked to the contrary)             for
                                                                                                  all nominees listed below
           / /  CHARLES E. ARNER            / /  ELLEN S. BERSCHEID            / /  RALPH D. EBBOTT
           / /  FREDERICK P. FEUERHERM            / /  PAUL H. GOODING
           (Instruction: To withhold authority to vote for any individual nominee, mark the box next to the nominee's name.)

           --------------------------------------------------------------------------------------------------------------------
(2)        To approve or disapprove the selection of KPMG Peat Marwick LLP as the independent certified public accountant for the year ending December 31, 1997.
           / /  FOR            / /  AGAINST            / /  ABSTAIN

        (CONTINUED, AND TO BE COMPLETED AND SIGNED ON THE REVERSE SIDE)

(3)        To approve or disapprove the amendment to Article I of the Articles of Incorporation, changing the name of the Fund from MIMLIC Series Fund, Inc. to Advantus Series Fund, Inc.
           / /  FOR            / /  AGAINST            / /  ABSTAIN
(4)        To approve or disapprove the amendment to Article IV of the Articles of Incorporation changing the total number of shares authorized for issue in the Fund and establishing share allocation among the existing Portfolios.
           / /  FOR            / /  AGAINST            / /  ABSTAIN
(5)        To approve or disapprove the Investment Advisory Agreement by and between MIMLIC Series Fund, Inc. and Advantus
           Capital Management, Inc., as approved by the Directors of the Fund on January 14, 1997. APPROVAL OF THIS PROPOSAL
           WILL NOT RESULT IN ANY INCREASE IN THE FEES AND EXPENSES INCURRED BY THE PORTFOLIO OR THE FUND.
           / /  FOR            / /  AGAINST            / /  ABSTAIN
(6)        To approve or disapprove the proposed Manager of Managers Structure, as approved by the Directors of the Fund on
           January 14, 1997.
           / /  FOR            / /  AGAINST            / /  ABSTAIN
           For Shareholders of the Capital Appreciation Portfolio Only:
(7)        To approve or disapprove the Investment Sub-Advisory Agreement by and between Advantus Capital Management, Inc. and
           Winslow Capital Management Inc. APPROVAL OF THIS PROPOSAL WILL NOT RESULT IN ANY INCREASE IN THE FEES AND EXPENSES
           INCURRED BY THE PORTFOLIO OR THE FUND.
           / /  FOR            / /  AGAINST            / /  ABSTAIN
           For Shareholders of the International Stock Portfolio Only:
(8)        To approve or disapprove the Investment Sub-Advisory Agreement by and between Advantus Capital Management, Inc. and
           Templeton Investment Counsel, Inc. APPROVAL OF THIS PROPOSAL WILL NOT RESULT IN ANY INCREASE IN THE FEES AND
           EXPENSES INCURRED BY THE PORTFOLIO OR THE FUND.
           / /  FOR            / /  AGAINST            / /  ABSTAIN

NOTE: PLEASE DATE THIS VOTING INSTRUCTION AND SIGN YOUR NAME IN THE EXACT FORM AS IT APPEARS HEREIN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. WHEN SIGNED AS "TRUSTEE" OR "EMPLOYER," PLEASE GIVE FULL TITLE AS SUCH.

                                       -----------------------------------------
                                                       SIGNATURE

                                                         DATE,
                                       -----------------------------------------
                                                         ,1997